CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

[BEAR STEARNS LOGO]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                        (212) 272-2000; (212) 272-7294 fax
--------------------------------------------------------------------------------

NEW ISSUE COMPUTATIONAL MATERIALS (PART I OF II)
------------------------------------------------

$[870,276,000] (APPROXIMATE)

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1
ASSET-BACKED PASS-THROUGH CERTIFICATES

[CARRINGTON CAPITAL MANAGEMENT LOGO]

CARRINGTON SECURITIES, LP
Seller

FREMONT INVESTMENT & LOAN
Originator and Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

OCTOBER 4, 2005 (REVISED OCTOBER 6, 2005)

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

[BEAR STEARNS LOGO]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                        (212) 272-2000; (212) 272-7294 fax
--------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and
Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents)
and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for
Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Information in this material regarding any assets backing any securities discussed herein supplements all prior information regarding such assets. Any Information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be supplemented by the information contained in any final prospectus for any securities actually sold to you.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                        2

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                          APPROXIMATELY $[870,276,000]
                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1
                     ASSET-BACKED PASS-THROUGH CERTIFICATES

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    DEPOSITOR
                            FREMONT INVESTMENT & LOAN
                             ORIGINATOR AND SERVICER
                            CARRINGTON SECURITIES, LP
                                     SELLER

TRANSACTION HIGHLIGHTS
----------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                             AVERAGE     WINDOW TO
                     ORIGINAL                LIFE TO       CALL /    INITIAL CREDIT     FINAL SCHEDULED          EXPECTED
     OFFERED        PRINCIPAL                 CALL        LOCKOUT      ENHANCEMENT        DISTRIBUTION            RATINGS
   CERTIFICATES     BALANCE(1)   COUPON   (YEARS)(2)(3)   (MONTHS)     PERCENTAGE             DATE             (S&P/MOODY'S)
---------------------------------------------------------------------------------------------------------------------------------

Class A-1         $307,704,000   (4)(5)       0.73         14 / 0         25.70%          October 2025            AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
Class A-2          $90,552,000   (4)(5)       1.50         7 / 13         25.70%           July 2028              AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
Class A-3         $152,943,000   (4)(5)       2.30         16 /19         25.70%          January 2034            AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
Class A-4          $70,000,000   (4)(5)       2.00        22 / 13         25.70%          January 2034            AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
Class A-5          $14,058,000   (4)(5)       3.00         2 / 34         25.70%            May 2034              AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
Class A-6          $52,631,000   (4)(5)       5.48        34 / 35         25.70%           July 2035              AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
Class M-1          $37,033,000   (4)(5)       5.29        15 / 54         21.70%           June 2035              AA+/Aa1
---------------------------------------------------------------------------------------------------------------------------------
Class M-2          $33,793,000   (4)(5)       4.78        21 / 48         18.05%           June 2035              AA/Aa2
---------------------------------------------------------------------------------------------------------------------------------
Class M-3          $21,294,000   (4)(5)       4.55        24 / 45         15.75%           June 2035              AA-/Aa3
---------------------------------------------------------------------------------------------------------------------------------
Class M-4          $18,979,000   (4)(5)       4.44        26 / 43         13.70%           June 2035               A+/A1
---------------------------------------------------------------------------------------------------------------------------------
Class M-5          $17,591,000   (4)(5)       4.36        27 / 42         11.80%            May 2035               A/A2
---------------------------------------------------------------------------------------------------------------------------------
Class M-6          $16,202,000   (4)(5)       4.30        29 / 40         10.05%            May 2035               A/A3
---------------------------------------------------------------------------------------------------------------------------------
Class M-7          $13,887,000   (4)(5)       4.26        30 / 39          8.55%            May 2035              A-/Baa1
---------------------------------------------------------------------------------------------------------------------------------
Class M-8          $12,036,000   (4)(5)       4.22        30 / 39          7.25%           April 2035            BBB+/Baa2
---------------------------------------------------------------------------------------------------------------------------------
Class M-9          $11,573,000   (4)(5)       4.19        31 / 38          6.00%           March 2035            BBB/Baa3
---------------------------------------------------------------------------------------------------------------------------------
                                                   Non-Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------
Class M-10         $22,220,000   (4)(5)       4.16        32 / 37          3.60%           March 2035             BBB/NR
---------------------------------------------------------------------------------------------------------------------------------
Class M-11          $6,018,000   (4)(5)       4.15        32 / 37          2.95%         November 2034            BBB-/NR
---------------------------------------------------------------------------------------------------------------------------------
Class M-12          $4,629,000   (4)(5)       4.14        33 / 36          2.45%         September 2034           BB+/NR
---------------------------------------------------------------------------------------------------------------------------------
Class M-13          $2,314,000   (4)(5)       4.07        32 / 36          2.20%           July 2034               BB/NR
---------------------------------------------------------------------------------------------------------------------------------

Notes:

     (1)  Certificate sizes are subject to change (+/- 5%).

     (2)  Certificates are priced to the 10% optional clean-up call.

     (3)  Adjustable-rate mortgage loans: [4]% CPR in month 1, building to [35]%
          by month 12. Fixed-rate mortgage loans: [4]% CPR in month 1, building to [25]% by month 12.

     (4)  One-Month LIBOR plus the related margin, subject to the Net WAC Pass
          Through Rate.

     (5)  The margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by a multiple of [1.5] after the Optional Termination Date.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       3

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------
  TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

Issuer:                           Carrington Mortgage Loan Trust, Series
                                  2005-FRE1.

Depositor:                        Stanwich Asset Acceptance Company, L.L.C.

Seller:                           Carrington Securities, LP

Originator and Servicer:          Fremont Investment & Loan.

Trustee and Swap Administrator:   Deutsche Bank National Trust Company.

Lead Manager:                     Bear, Stearns & Co. Inc.

Co-Managers:                      Citigroup Global Markets Inc. and RBC Dain
                                  Rauscher

Swap Counterparty:                [Swiss Re Financial Products Corporation].

Offered Certificates:             Approximately $[687,888,000] senior
                                  floating-rate certificates consisting of the
                                  Class A-1 Certificates, Class A-2
                                  Certificates, Class A-3 Certificates, Class
                                  A-4 Certificate, Class A-5 Certificates and
                                  Class A-6 Certificates, (together the "Class A
                                  Certificates") and approximately
                                  $[217,569,000] mezzanine floating rate
                                  certificates consisting of the Class M-1,
                                  Class M-2, Class M-3, Class M-4, Class M-5,
                                  Class M-6, Class M-7, Class M-8, Class M-9,
                                  Class M-10, Class M-11 , Class M-12 and Class
                                  M-13 Certificates (together the "Class M
                                  Certificates" or the "Mezzanine
                                  Certificates"). The Class A Certificates and
                                  the Class M Certificates (other than the Class
                                  M-10, Class M-11, Class M-12 and Class M-13
                                  Certificates) are referred to herein as the
                                  "Offered Certificates". The Offered
                                  Certificates are backed by adjustable-rate and
                                  fixed-rate, interest-only and
                                  fully-amortizing, first lien and second lien,
                                  one- to four-family residential mortgage
                                  loans.

Non-Offered Certificates:         Class CE, Class P and Class R Certificates.
                                  The Class M-10, Class M-11, Class M-12 and
                                  Class M-13 Certificates will be offered
                                  privately pursuant to Rule 144A.

Mortgage loans:                   As of November 1, 2005, the mortgage loans
                                  will consist of approximately [3,892]
                                  adjustable-rate and fixed-rate, interest-only
                                  and fully-amortizing, first lien and second
                                  lien, one- to four-family residential mortgage
                                  loans, with an unpaid principal balance of
                                  approximately $[925,824,491.90].

Expected Pricing Date:            On or about October [  ], 2005.

Closing Date:                     On or about November 3, 2005.

Cut-Off Date:                     November 1, 2005.

Distribution Date:                The 25th day of each month (or if such 25th
                                  day is not a business day, the next succeeding
                                  business day) commencing in December 2005.

Record Date:                      The business day immediately preceding each
                                  Distribution Date.

Delay Days:                       Zero days on all Offered Certificates.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       4

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Due Period:                       The Due Period with respect to any
                                  Distribution Date commences on the second day
                                  of the month immediately preceding the month
                                  which the Distribution Date occurs and ends on
                                  the first day of the month in which the
                                  Distribution Date occurs.

Interest Accrual Period:          The Interest Accrual Period for any
                                  Distribution Date and the Class A Certificates
                                  and Mezzanine Certificates is the period
                                  commencing on the Distribution Date of the
                                  month immediately preceding the month in which
                                  the Distribution Date occurs or, in the case
                                  of the first Distribution Date, commencing on
                                  the closing date, and ending on the day
                                  preceding the Distribution Date.

Prepayment Period:                The Prepayment Period with respect to any
                                  Distribution Date is the calendar month
                                  immediately preceding the month in which the
                                  Distribution Date occurs.

ERISA Considerations:             It is expected that the Class A Certificates
                                  and the Class M Certificates may be eligible
                                  for purchase by employee benefit plans and
                                  other retirement arrangements after the
                                  termination of the Swap Agreement. However,
                                  investors should consult with their counsel
                                  with respect to the consequences under ERISA
                                  and the Internal Revenue Code of an ERISA
                                  plan's acquisition and ownership of such
                                  Certificates.

Legal Investment:                 The Offered Certificates will not constitute
                                  "mortgage related securities" for the purposes
                                  of the Secondary Mortgage Market Enhancement
                                  Act of 1984 ("SMMEA").

Tax Status:                       For federal income tax purposes, the Offered
                                  Certificates will represent ownership of REMIC
                                  regular interests.

Form of Registration:             Book-entry form through DTC, Clearstream and
                                  Euroclear.

Minimum Denominations:            Class A and Class M-1 Certificates: $25,000
                                  and integral multiples of $1 in excess
                                  thereof.

                                  Class M-2, Class M-3, Class M-4, Class M-5,
                                  Class M-6, Class M-7, Class M-8 and Class M-9
                                  Certificates: $250,000 and integral multiples
                                  of $1 in excess thereof.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       5

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Optional Termination:             At its option, the majority holder of the
                                  Class CE Certificates may purchase all of the
                                  mortgage loans, together with any properties
                                  in respect of such mortgage loans acquired on
                                  behalf of the trust, and thereby effect
                                  termination and early retirement of the
                                  certificates, after the aggregate principal
                                  balance of the mortgage loans remaining in the
                                  trust at the time of purchase, and properties
                                  acquired in respect of such mortgage loans
                                  remaining in the trust at the time of
                                  purchase, has been reduced to less than 10% of
                                  the aggregate principal balance of the
                                  mortgage loans as of the Cut-Off Date.

Administrative Fee Rates:         The "Servicing Fee" calculated at the
                                  "Servicing Fee Rate" of [0.500]% per annum,
                                  and the "Trustee Fee" calculated at the
                                  "Trustee Fee Rate" of [0.004]% per annum.
                                  Administrative fees will be paid monthly on
                                  the stated principal balance of the mortgage
                                  loans.

Principal & Interest Advances:    The Servicer is required to advance delinquent
                                  payments of principal and interest on the
                                  mortgage loans to the extent such amounts are
                                  deemed recoverable. The Servicer is entitled
                                  to be reimbursed for such advances, and
                                  therefore these advances are not a form of
                                  credit enhancement.

Servicing Advances:               The Servicer will pay all out-of-pocket costs
                                  related to its obligations, including, but not
                                  limited to: (i) expenses in connection with a
                                  foreclosed mortgage loan prior to the
                                  liquidation of such loan, (ii) the costs of
                                  any judicial proceedings, including
                                  foreclosures and (iii) the cost of managing
                                  and liquidating property acquired in relation
                                  to the mortgage loans, as long as it deems the
                                  costs to be recoverable. The Servicer is
                                  entitled to be reimbursed for these advances,
                                  and therefore these advances are not a form of
                                  credit enhancement.

Compensating Interest:            The Servicer is required to pay Compensating
                                  Interest up to the amount of the Servicing Fee
                                  to cover prepayment interest shortfalls
                                  ("Prepayment Interest Shortfalls") due to
                                  partial and/or full prepayments on the
                                  mortgage loans.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       6

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:               1. Excess Spread
                                  2. Overcollateralization
                                  3. Subordination
                                  4. Net Swap Payments received from the
                                     Swap Counterparty (if any)

Overcollateralization Amount:     The Overcollateralization Amount with respect
                                  to any Distribution Date is the excess, if
                                  any, of (a) the aggregate principal balance of
                                  the mortgage loans (including mortgage loans
                                  related to any REO Property) as of the last
                                  day of the related Due Period over (b) the sum
                                  of the aggregate Certificate Principal Balance
                                  of the Class A Certificates, the Mezzanine
                                  Certificates and the Class P Certificates,
                                  after giving effect to distributions to be
                                  made on such Distribution Date.

Overcollateralization             The Overcollateralization Target Amount with
Target Amount:                    respect to any Distribution Date is (i) prior
                                  to the Stepdown Date, an amount equal to
                                  approximately [2.20]% of the aggregate
                                  principal balance of the mortgage loans as of
                                  the Cut-Off Date; (ii) on or after the
                                  Stepdown Date provided a Trigger Event is not
                                  in effect, the greater of (a) approximately
                                  [4.40]% of the then current aggregate
                                  outstanding principal balance of the mortgage
                                  loans as of the last day of the related Due
                                  Period and (b) the Overcollateralization Floor
                                  Amount; or (iii) on or after the Stepdown Date
                                  and if a Trigger Event is in effect, the
                                  Overcollateralization Target Amount for the
                                  immediately preceding distributing date.
                                  Notwithstanding the foregoing, on and after
                                  any Distribution Date following the reduction
                                  of the aggregate Certificate Principal Balance
                                  of the Class A Certificates and the Mezzanine
                                  Certificates to zero, the
                                  Overcollateralization Target Amount shall be
                                  zero.

Overcollateralization             The Overcollateralization Floor Amount with
Floor Amount:                     respect to any Distribution Date is equal to
                                  [0.50]% of the aggregate principal balance of
                                  the mortgage loans as of the Cut-Off Date.

Overcollateralization             An Overcollateralization Increase Amount with
Increase Amount:                  respect to any Distribution Date equals the
                                  lesser of (a) the sum of (i) the Net Monthly
                                  Excess Cash Flow for such Distribution Date
                                  and (ii) net swap payments made by the Swap
                                  Counterparty for such Distribution Date and
                                  (b) the amount, if any, by which the
                                  Overcollateralization Target Amount exceeds
                                  the Overcollateralization Amount on such
                                  Distribution Date (calculated for this purpose
                                  only after assuming that 100% of the Principal
                                  Remittance Amount on such Distribution Date
                                  has been distributed).

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       7

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Stepdown Date:                    The Stepdown Date is the later to occur of (x)
                                  the Distribution Date occurring in [December
                                  2008] and (y) the first Distribution Date on
                                  which the Credit Enhancement Percentage
                                  (calculated for this purpose only prior to any
                                  distribution of the Principal Distribution
                                  Amount to the holders of the certificates then
                                  entitled to distributions of principal on the
                                  related Distribution Date) is greater than or
                                  equal to approximately [51.40]%.

Credit Enhancement Percentage:    The Credit Enhancement Percentage for any
                                  Distribution Date is the percentage obtained
                                  by dividing (x) the aggregate Certificate
                                  Principal Balance of the Mezzanine
                                  Certificates and the Class CE Certificates,
                                  calculated after taking into account payments
                                  of principal on the mortgage loans and
                                  distribution of the Principal Distribution
                                  Amount to the holders of the certificates then
                                  entitled to distributions of principal on the
                                  related Distribution Date, by (y) the
                                  aggregate principal balance of the mortgage
                                  loans as of the last day of the related Due
                                  Period.

                                          CREDIT ENHANCEMENT PERCENTAGE

                                                          TARGETED ON AND AFTER
                                  CLASS      INITIAL          STEPDOWN DATE
                                    A        25.70%               51.40%
                                   M-1       21.70%               43.40%
                                   M-2       18.05%               36.10%
                                   M-3       15.75%               31.50%
                                   M-4       13.70%               27.40%
                                   M-5       11.80%               23.60%
                                   M-6       10.05%               20.10%
                                   M-7        8.55%               17.10%
                                   M-8        7.25%               14.50%
                                   M-9        6.00%               12.00%
                                   M-10       3.60%               7.20%
                                   M-11       2.95%               5.90%
                                   M-12       2.45%               4.90%
                                   M-13       2.20%               4.40%

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       8

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Trigger Event:                    With respect to any Distribution Date on or
                                  after the Stepdown Date, a Trigger Event is in
                                  effect if:

                                       1) the percentage obtained by dividing
                                       (I) the aggregate principal amount of the
                                       Rolling Three-Month Delinquency Average
                                       plus the aggregate principal amount of
                                       the mortgage loans that, as of the last
                                       day of the previous calendar month, are
                                       in foreclosure, have been converted to
                                       REO Properties or have been discharged
                                       due to bankruptcy, by (II) the aggregate
                                       principal balance of the mortgage loans
                                       (including mortgage loans related to REO
                                       Property) as of the last day of the
                                       previous calendar month, exceeds [31.50]%
                                       of the then Credit Enhancement Percentage
                                       for the prior Distribution Date; or

                                       2) the aggregate amount of Realized
                                       Losses incurred since the Cut-Off Date
                                       through the last day of the related Due
                                       Period (reduced by the aggregate amount
                                       of Subsequent Recoveries received since
                                       the Cut-Off Date through the last day of
                                       the related Due Period) divided by the
                                       aggregate principal balance of the
                                       mortgage loans as of the Cut-Off Date
                                       exceeds the applicable percentages set
                                       forth below with respect to such
                                       Distribution Date.

           DISTRIBUTION DATE OCCURRING IN            PERCENTAGE
           ------------------------------            ----------
           December 2008 through November 2009          3.00%
           December 2009 through November 2010          4.75%
           December 2010 through November 2011          6.00%
           December 2011 and thereafter                 6.75%

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       9

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------

Interest Distribution Priority:   On each Distribution Date, funds received with
                                  respect to interest will be distributed in the
                                  following order of priority:

                                       1) To the holders of each class of Class
                                       A Certificates, on a pro rata basis based
                                       on the entitlement of each such class,
                                       the Senior Interest Distribution Amount
                                       allocable to such class of the Class A
                                       Certificates; and

                                       2) Sequentially, to the holders of the
                                       Class M-1 Certificates, Class M-2
                                       Certificates, Class M-3 Certificates,
                                       Class M-4 Certificates, Class M-5
                                       Certificates, Class M-6 Certificates,
                                       Class M-7 Certificates, Class M-8
                                       Certificates, Class M-9 Certificates,
                                       Class M-10 Certificates, Class M-11
                                       Certificates, Class M-12 Certificates and
                                       Class M-13 Certificates in that order,
                                       the Interest Distribution Amount
                                       allocable to each such class.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------

Principal Distribution Priority:  On each Distribution Date (a) prior to the
                                  Stepdown Date or (b) on which a Trigger Event
                                  is in effect, the Principal Distribution
                                  Amount will be distributed in the following
                                  order of priority:

                                       1) To the holders of the Class A
                                       Certificates as follows:

                                          o  first to the Class A-1 Certificates
                                             until the Class A-1 Certificates
                                             have been reduced to zero

                                          o  then to the Class A-2, Class A-3
                                             and Class A-4 Certificates,
                                             concurrently, as follows:

                                             o   to the Class A-4 Certificates,
                                                 until the certificate principal
                                                 balance of such class is
                                                 reduced to zero;

                                             o   to the Class A-2 Certificates
                                                 and Class A-3 Certificated,
                                                 sequentially, in that order, in
                                                 each case until the certificate
                                                 principal balance of each such
                                                 class is reduced to zero;

                                          o  Sequentially, to the holders of the
                                             Class A-5 and Class A-6
                                             Certificates until each of the
                                             Class A-5 and Class A-6 have been
                                             reduced to zero

                                       2) Sequentially, to the holders of the
                                       Class M-1 Certificates, Class M-2
                                       Certificates, Class M-3 Certificates,
                                       Class M-4 Certificates, Class M-5
                                       Certificates, Class M-6 Certificates,
                                       Class M-7 Certificates, Class M-8
                                       Certificates, Class M-9 Certificates,
                                       Class M-10 Certificates, Class M-11
                                       Certificates, Class M-12 Certificates and
                                       Class M-13 Certificates, in that order,
                                       until the Certificate Principal Balance
                                       of each such class has been reduced to
                                       zero.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT
IS IN EFFECT
--------------------------------------------------------------------------------

Principal Distribution Priority:  On each Distribution Date (a) on or after the
                                  Stepdown Date and (b) on which a Trigger Event
                                  is not in effect, the Principal Distribution
                                  Amount shall be distributed in the following
                                  order of priority:

                                       1) To the holders of the Class A
                                       Certificates, up to an amount equal to
                                       the Class A Principal Distribution
                                       Amount, as follows:

                                          o  first to the Class A-1 Certificates
                                             until the Class A-1 Certificates
                                             have been reduced to zero

                                          o  then to the Class A-2, Class A-3
                                             and Class A-4 Certificates,
                                             concurrently, as follows:

                                             o   to the Class A-4 Certificates,
                                                 until the certificate principal
                                                 balance of such class is
                                                 reduced to zero;

                                             o   to the Class A-2 Certificates
                                                 and Class A-3 Certificated,
                                                 sequentially, in that order, in
                                                 each case until the certificate
                                                 principal balance of each such
                                                 class is reduced to zero;

                                          o  Sequentially, to the holders of the
                                             Class A-5 and Class A-6
                                             Certificates until each of the
                                             Class A-5 and Class A-6 have been
                                             reduced to zero

                                       2) Sequentially, to the holders of the
                                       Class M-1 Certificates, Class M-2
                                       Certificates, Class M-3 Certificates,
                                       Class M-4 Certificates, Class M-5
                                       Certificates, Class M-6 Certificates,
                                       Class M-7 Certificates, Class M-8
                                       Certificates, Class M-9 Certificates,
                                       Class M-10 Certificates, Class M-11
                                       Certificates, Class M-12 Certificates and
                                       Class M-13 Certificates, in that order,
                                       the related Class Principal Distribution
                                       Amount until the Certificate Principal
                                       Balance of each such class has been
                                       reduced to zero.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
--------------------------------------------------------------------------------

Monthly Excess Cashflow           With respect to any Distribution Date, any Net
Distributions:                    Monthly Excess Cashflow shall be paid as
                                  follows:

                                       1) To the holders of the class or classes
                                       of Class A Certificates and Mezzanine
                                       Certificates then entitled to receive
                                       distributions in respect of principal, in
                                       an amount equal to the
                                       Overcollateralization Increase Amount,
                                       distributable as part of the Principal
                                       Distribution Amount;

                                       2) Sequentially to the Class M-1
                                       Certificates, Class M-2 Certificates,
                                       Class M-3 Certificates, Class M-4
                                       Certificates, Class M-5 Certificates,
                                       Class M-6 Certificates, Class M-7
                                       Certificates, Class M-8 Certificates,
                                       Class M-9 Certificates, Class M-10
                                       Certificates, Class M-11 Certificates,
                                       Class M-12 Certificates and Class M-13
                                       Certificates in that order, in each case
                                       up to the related Interest Carry Forward
                                       Amount related to such certificates for
                                       such Distribution Date;

                                       3) On a pro-rata basis to the Class A-1
                                       Certificates, Class A-2 Certificates,
                                       Class A-3 Certificates, Class A-4
                                       Certificates, Class A-5 Certificates and
                                       Class A-6 Certificates and then
                                       sequentially to the Class M-1
                                       Certificates, Class M-2 Certificates,
                                       Class M-3 Certificates, Class M-4
                                       Certificates, Class M-5 Certificates,
                                       Class M-6 Certificates, Class M-7
                                       Certificates, Class M-8 Certificates,
                                       Class M-9 Certificates, Class M-10
                                       Certificates, Class M-11 Certificates,
                                       Class M-12 Certificates and Class M-13
                                       Certificates in that order, in each case
                                       up to the related Allocated Realized Loss
                                       Amount for such class of certificates for
                                       such Distribution Date;

                                       4) To the holders of the Class A
                                       Certificates and the Mezzanine
                                       Certificates, any related unpaid Net WAC
                                       Rate Carryover Amount distributed to the
                                       Class A Certificates, on a pro rata basis
                                       based on the remaining Net WAC Rate
                                       Carryover Amount for each such class and
                                       then to the Mezzanine Certificates in
                                       their order of payment priority;

                                       5) To pay any Swap Termination Payments
                                       owed to the swap counterparty due to a
                                       Swap Counterparty Trigger Event;

                                       6) To the holders of the Class CE
                                       Certificates as provided in the Pooling
                                       and Servicing Agreement; and

                                       7) To the holders of the Residual
                                       Certificates, any remaining amounts;
                                       provided that if such Distribution Date
                                       is the Distribution Date immediately
                                       following the expiration of the latest
                                       prepayment charge term or any
                                       Distribution Date thereafter, then any
                                       such remaining amounts will be
                                       distributed first, to the holders of the
                                       Class P Certificates, until the
                                       Certificate Principal Balance thereof has
                                       been reduced to zero; and second, to the
                                       holders of the Residual Certificates.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

Available Distribution Amount:    For any Distribution Date, an amount equal to
                                  the sum of the following amounts, net of (i)
                                  amounts reimbursable to the servicer and the
                                  trustee and (ii) any net swap payment to the
                                  Swap Counterparty and (iii) any Swap
                                  Termination Payment owed to the Swap
                                  Counterparty not due to a Swap Counterparty
                                  Trigger Event:

                                  o    the aggregate amount of scheduled
                                       payments on the mortgage loans due during
                                       the related Due Period and received on or
                                       prior to the related determination date,
                                       after deduction of the servicing fee and
                                       the trustee fee in respect of the
                                       mortgage loans for that Distribution
                                       Date;

                                  o    unscheduled payments in respect of the
                                       mortgage loans, including mortgagor
                                       prepayments, insurance proceeds,
                                       liquidation proceeds and Subsequent
                                       Recoveries from the mortgage loans,
                                       amounts received in respect of REO
                                       Property and proceeds from repurchases of
                                       and substitutions for the mortgage loans
                                       occurring during the related Prepayment
                                       Period;

                                  o    all payments of Compensating Interest
                                       made by the servicer with respect to the
                                       mortgage loans; and

                                  o    all Servicing Advances made for that
                                       Distribution Date in respect of the
                                       mortgage loans.

Certificate Principal Balance     With respect to any class of Class A and Class
                                  M Certificates and any date of determination,
                                  an amount equal to its initial certificate
                                  principal balance, reduced by the aggregate of
                                  (a) all amounts allocable to principal
                                  previously distributed with respect to that
                                  class of certificates and (b) with respect to
                                  any Class A Certificate and Mezzanine
                                  Certificate, any reductions in its certificate
                                  principal balance in connection with the
                                  allocation of Realized Losses (taking into
                                  account any increases in the certificate
                                  principal balance thereof due to the receipt
                                  of Subsequent Recoveries).

                                  The Certificate Principal Balance of the Class
                                  CE Certificates as of any date of
                                  determination is equal to the excess, if any,
                                  of the then aggregate principal balance of the
                                  mortgage loans over the then aggregate
                                  Certificate Principal Balance of the Class A
                                  Certificates, the Mezzanine Certificates and
                                  the Class P Certificates.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class A Principal                 The Class A Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the aggregate Certificate Principal
                                       Balance of the Class A Certificate
                                       immediately prior to the related
                                       Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any of, the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

Class M-1 Principal               The Class M-1 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificates after taking into account
                                       the distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date and (ii) the
                                       Certificate Principal Balance of the
                                       Class M-1 Certificates immediately prior
                                       to the related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-2 Principal               The Class M-2 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificates after taking into account
                                       the distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date and (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates immediately prior
                                       to the related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggrengate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

Class M-3 Principal               The Class M-3 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificates after taking into account
                                       the distribution of the Class A Principal
                                       Amount on the related Distribution Date,
                                       (ii) the Certificate Principal Balance of
                                       the Class M-1 Certificates after taking
                                       into account the distribution of the
                                       Class M-1 Principal Distribution Amount
                                       on the related Distribution Date, (iii)
                                       the Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date and (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates immediately prior
                                       to the related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-4 Principal               The Class M-4 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificates after taking into account
                                       the distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date and (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificate immediately prior
                                       to the related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-5 Principal               The Class M-5 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificates after taking into account
                                       the distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date and (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates immediately prior
                                       to the related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-6 Principal               The Class M-6 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificates after taking into account
                                       the distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date and (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates immediately prior
                                       to the related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-7 Principal               The Class M-7 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date and (viii) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-7
                                       Certificates immediately prior to the
                                       related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-8 Principal               The Class M-8 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date, (viii) the
                                       Certificate Principal Balance of the
                                       Class M-7 Certificates after taking into
                                       account the distribution of the Class M-7
                                       Principal Distribution Amount on the
                                       related Distribution Date and (ix) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-8
                                       Certificates immediately prior to the
                                       related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-9 Principal               The Class M-9 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date, (viii) the
                                       Certificate Principal Balance of the
                                       Class M-7 Certificates after taking into
                                       account the distribution of the Class M-7
                                       Principal Distribution Amount on the
                                       related Distribution Date, (ix) the
                                       Certificate Principal Balance of the
                                       Class M-8 Certificates after taking into
                                       account the distribution of the Class M-8
                                       Principal Distribution Amount on the
                                       related Distribution Date and (x) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-9
                                       Certificates immediately prior to the
                                       related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-10 Principal              The Class M-10 Principal Distribution Amount
Distribution Amount:              is an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date and (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date (viii) the
                                       Certificate Principal Balance of the
                                       Class M-7 Certificates after taking into
                                       account the distribution of the Class M-7
                                       Principal Distribution Amount on the
                                       related Distribution Date, (ix) the
                                       Certificate Principal Balance of the
                                       Class M-8 Certificates after taking into
                                       account the distribution of the Class M-8
                                       Principal Distribution Amount on the
                                       related Distribution Date, (x) the
                                       Certificate Principal Balance of the
                                       Class M-9 Certificates after taking into
                                       account the distribution of the Class M-9
                                       Principal Distribution Amount on the
                                       related Distribution Date and (xi) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-10
                                       Certificates immediately prior to the
                                       related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-11 Principal              The Class M-11 Principal Distribution Amount
Distribution Amount:              is an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date, (viii) the
                                       Certificate Principal Balance of the
                                       Class M-7 Certificates after taking into
                                       account the distribution of the Class M-7
                                       Principal Distribution Amount on the
                                       related Distribution Date, (ix) the
                                       Certificate Principal Balance of the
                                       Class M-8 Certificates after taking into
                                       account the distribution of the Class M-8
                                       Principal Distribution Amount on the
                                       related Distribution Date, (x) the
                                       Certificate Principal Balance of the
                                       Class M-9 Certificates after taking into
                                       account the distribution of the Class M-9
                                       Principal Distribution Amount on the
                                       related Distribution Date, (xi) the
                                       Certificate Principal Balance of the
                                       Class M-10 Certificates after taking into
                                       account the distribution of the Class
                                       M-10 Principal Distribution Amount on the
                                       related Distribution Date and (xii) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-11
                                       Certificates immediately prior to the
                                       related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-12 Principal              The Class M-12 Principal Distribution Amount
Distribution Amount:              is an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date, (viii) the
                                       Certificate Principal Balance of the
                                       Class M-7 Certificates after taking into
                                       account the distribution of the Class M-7
                                       Principal Distribution Amount on the
                                       related Distribution Date, (ix) the
                                       Certificate Principal Balance of the
                                       Class M-8 Certificates after taking into
                                       account the distribution of the Class M-8
                                       Principal Distribution Amount on the
                                       related Distribution Date, (x) the
                                       Certificate Principal Balance of the
                                       Class M-9 Certificates after taking into
                                       account the distribution of the Class M-9
                                       Principal Distribution Amount on the
                                       related Distribution Date, (xi) the
                                       Certificate Principal Balance of the
                                       Class M-10 Certificates after taking into
                                       account the distribution of the Class
                                       M-10 Principal Distribution Amount on the
                                       related Distribution Date, (xii) the
                                       Certificate Principal Balance of the
                                       Class M-11 Certificates after taking into
                                       account the distribution of the Class
                                       M-11 Principal Distribution Amount on the
                                       related Distribution Date and (xiii) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-12
                                       Certificates immediately prior to the
                                       related Distribution Date over

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                       loans as of the last day of the related
                                       Due Period and (B) the excess if any, of
                                       the aggregate principal balance of the
                                       mortgage loans as of the last day of the
                                       related Due Period over the
                                       Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Class M-13 Principal              The Class M-13 Principal Distribution Amount
Distribution Amount:              is an amount equal to the excess of:

                                  o    the sum of (i) the aggregate Certificate
                                       Principal Balance of the Class A
                                       Certificate after taking into account the
                                       distribution of the Class A Principal
                                       Distribution Amount on the related
                                       Distribution Date, (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates after taking into account
                                       the distribution of the Class M-1
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iii) the
                                       Certificate Principal Balance of the
                                       Class M-2 Certificates after taking into
                                       account the distribution of the Class M-2
                                       Principal Distribution Amount on the
                                       related Distribution Date, (iv) the
                                       Certificate Principal Balance of the
                                       Class M-3 Certificates after taking into
                                       account the distribution of the Class M-3
                                       Principal Distribution Amount on the
                                       related Distribution Date, (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates after taking into
                                       account the distribution of the Class M-4
                                       Principal Distribution Amount on the
                                       related Distribution Date, (vi) the
                                       Certificate Principal Balance of the
                                       Class M-5 Certificates after taking into
                                       account the distribution of the Class M-5
                                       Principal Distribution Amount on the
                                       related Distribution Date,(vii) the
                                       Certificate Principal Balance of the
                                       Class M-6 Certificates after taking into
                                       account the distribution of the Class M-6
                                       Principal Distribution Amount on the
                                       related Distribution Date, (viii) the
                                       Certificate Principal Balance of the
                                       Class M-7 Certificates after taking into
                                       account the distribution of the Class M-7
                                       Principal Distribution Amount on the
                                       related Distribution Date, (ix) the
                                       Certificate Principal Balance of the
                                       Class M-8 Certificates after taking into
                                       account the distribution of the Class M-8
                                       Principal Distribution Amount on the
                                       related Distribution Date, (x) the
                                       Certificate Principal Balance of the
                                       Class M-9 Certificates after taking into
                                       account the distribution of the Class M-9
                                       Principal Distribution Amount on the
                                       related Distribution Date, (xi) the
                                       Certificate Principal Balance of the
                                       Class M-10 Certificates after taking into
                                       account the distribution of the Class
                                       M-10 Principal Distribution Amount on the
                                       related Distribution Date, (xii) the
                                       Certificate Principal Balance of the
                                       Class M-11 Certificates after taking into
                                       account the distribution of the Class
                                       M-11 Principal Distribution Amount on the
                                       related Distribution Date, (xiii) the
                                       Certificate Principal Balance of the
                                       Class M-12 Certificates after taking into
                                       account the distribution of the Class
                                       M-12 Principal Distribution Amount on the
                                       related Distribution Date, and (xiv) the
                                       Certificate Principal Balance of the
                                       Class Balance of the Class M-13
                                       Certificates immediately prior to the
                                       related Distribution Date over

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                  o    the lesser of (A) the product of (i) the
                                       applicable Subordination Percentage and
                                       (ii) the aggregate principal balance of
                                       the mortgage loans as of the last day of
                                       the related Due Period and (B) the excess
                                       if any, of the aggregate principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period over
                                       the Overcollateralization Floor Amount.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Expense Adjusted Mortgage Rate:   The Expense Adjusted Mortgage Rate for any
                                  mortgage loan and any Distribution Date will
                                  be a per annum rate equal to the then
                                  applicable mortgage rate for such mortgage
                                  loan as of the first day of the related Due
                                  Period minus the sum of the Servicing Fee Rate
                                  and the Trustee Fee Rate.

Interest Carry Forward Amount:    The Interest Carry Forward Amount with respect
                                  to any class of Class A Certificates and
                                  Mezzanine Certificates and any Distribution
                                  Date is equal to the amount, if any, by which
                                  the Interest Distribution Amount for the class
                                  of certificates for the immediately preceding
                                  Distribution Date exceeded the actual amount
                                  distributed on the certificates in respect of
                                  interest on the immediately preceding
                                  Distribution Date, together with any Interest
                                  Carry Forward Amount with respect to the class
                                  of certificates remaining unpaid from the
                                  previous Distribution Date, plus interest
                                  accrued thereon at the related pass-through
                                  rate on the certificates for the most recently
                                  ended Interest Accrual Period. The Interest
                                  Carry Forward Amount with respect to each
                                  class of Class A Certificates, if any, is
                                  distributed as part of the Senior Interest
                                  Distribution Amount on each Distribution Date.
                                  The Interest Carry Forward Amount with respect
                                  to each class of Mezzanine Certificates, if
                                  any, may be carried forward to succeeding
                                  Distribution Dates and, subject to available
                                  funds, will be distributed in the manner set
                                  forth in "--Excess Cashflow Waterfall" in this
                                  term sheet.

Interest Distribution Amount:     The Interest Distribution Amount for the Class
                                  A Certificates and Mezzanine Certificate of
                                  any class on any Distribution Date is equal to
                                  interest accrued during the related Interest
                                  Accrual Period on the Certificate Principal
                                  Balance of that class immediately prior to the
                                  Distribution Date at the Pass-Through Rate for
                                  that class, reduced (to not less than zero) by
                                  the allocable share, if any, for that class of
                                  Prepayment Interest Shortfalls to the extent
                                  not covered by Compensating Interest paid by
                                  the servicer and shortfalls resulting from the
                                  application of the Relief Act.

Interest Remittance Amount:       The Interest Remittance Amount for any
                                  Distribution Date is that portion of the
                                  Available Distribution Amount for that
                                  Distribution Date that represents interest
                                  received or advanced on the mortgage loans.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Net Monthly Excess Cash Flow:     The Net Monthly Excess Cash Flow for any
                                  Distribution Date is equal to the sum of (a)
                                  any Overcollateralization Reduction Amount and
                                  (b) the excess of:

                                  o    the Available Distribution Amount for the
                                       related Distribution Date over

                                  o    the sum for the related Distribution Date
                                       of the aggregate of (a) the Senior
                                       Interest Distribution Amount
                                       distributable to the holders of the Class
                                       A Certificates, (b) the Interest
                                       Distribution Amount distributable to the
                                       holders of the Mezzanine Certificates and
                                       (c) the Principal Remittance Amount.

Formula Rate:                     The Formula Rate for any class of offered
                                  certificates is One-Month LIBOR plus the
                                  related Margin.

Net WAC Pass-Through Rate:        The Net WAC Pass-Through Rate for any
                                  Distribution Date and the Class A Certificates
                                  and Mezzanine Certificates is a rate per annum
                                  (adjusted for the actual number of days in the
                                  related interest accrual period) equal to the
                                  excess, if any, of (a) the weighted average of
                                  the Expense Adjusted Mortgage Rates on the
                                  then outstanding mortgage loans, weighted
                                  based on their principal balance as of the
                                  first day of the related Due Period; over (b)
                                  the Net Swap Payment owed to the Swap
                                  Counterparty not due to a Swap Counterparty
                                  Trigger Event, if any, expressed as a
                                  percentage, equal to a fraction, the numerator
                                  of which is equal to such Net Swap Payment
                                  owed to the Swap Counterparty or Swap
                                  Termination Payment owed to the Swap
                                  Counterparty not due to a Swap Counterparty
                                  Trigger Event and the denominator of which is
                                  equal to the aggregate principal balance of
                                  the outstanding mortgage loans multiplied by
                                  12.

Net WAC Rate Carryover Amount:    For any Distribution Date and any class of
                                  Class A Certificates or Mezzanine
                                  Certificates, an amount equal to the sum of:

                                  o    the excess of (x) the amount of interest
                                       that would have accrued on such class of
                                       certificates for such Distribution Date
                                       had the Pass-Through Rate been the
                                       related Formula Rate, over (y) the amount
                                       of interest accrued on such class of
                                       certificates for such Distribution Date
                                       at the Net WAC Pass-Through Rate and

                                  o    the unpaid portion of any related Net WAC
                                       Rate Carryover Amount from the prior
                                       Distribution Date together with interest
                                       accrued on such unpaid portion for the
                                       most recently ended Interest Accrual
                                       Period at the Formula Rate applicable for
                                       such class for such Interest Accrual
                                       Period.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Pass-Through Rates:               With respect to each class of Class A and
                                  Class M Certificates and any Distribution
                                  Date, the lesser of (i) the Formula Rate and
                                  (ii) the Net WAC Pass Through Rate.

Principal Distribution Amount:    The Principal Distribution Amount for any
                                  Distribution Date will be an amount, not less
                                  than zero, equal to the sum of (i) the
                                  principal portion of all scheduled monthly
                                  payments on the mortgage loans actually
                                  received on or prior to the related
                                  Determination Date or advanced on or prior to
                                  the related Distribution Date; (ii) the
                                  principal portion of all proceeds received in
                                  respect of the repurchase of a mortgage loan,
                                  or, in the case of a substitution, amounts
                                  representing a principal adjustment, as
                                  required by the pooling and servicing
                                  agreement during the related Prepayment
                                  Period; (iii) the principal portion of all
                                  other unscheduled collections, including
                                  insurance proceeds, liquidation proceeds,
                                  Subsequent Recoveries and all full and partial
                                  principal prepayments, received during the
                                  related Prepayment Period net of
                                  reimbursement, including reimbursements to the
                                  trustee and the servicer, to the extent
                                  applied as recoveries of principal on the
                                  mortgage loans; and (iv) the amount of any
                                  Overcollateralization Increase Amount for the
                                  Distribution Date; minus (v) the amount of any
                                  Overcollateralization Reduction Amount for
                                  such Distribution Date and (vi) any Net Swap
                                  Payment owed to the Swap Counterparty or Swap
                                  Termination Payment not due to a Swap
                                  Counterparty Trigger Event owed to the Swap
                                  Counterparty.

Principal Remittance Amount:      The Principal Remittance Amount for any
                                  Distribution Date is the sum of the amounts
                                  described in clauses (i) through (iii) of the
                                  definition of Principal Distribution Amount.

REO Property                      REO Property is mortgaged property acquired by
                                  the Servicer through foreclosure or
                                  deed-in-lieu of foreclosure.

Rolling Three-Month               With respect to any Distribution Date, the
Delinquency Average               average aggregate principal amount of the
                                  mortgage loans delinquent 60 days or more for
                                  each of the three (or one and two, in the case
                                  of the first and second Distribution Dates,
                                  respectively) immediately preceding months.

Senior Interest Distribution      The Senior Interest Distribution Amount for
Amount                            any Distribution Date is equal to the sum of
                                  the Interest Distribution Amount for that
                                  Distribution Date for the Class A Certificates
                                  and the Interest Carry Forward Amount, if any,
                                  for that Distribution Date for the Class A
                                  Certificates

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

Subordination Percentage          With respect to each class of Class A and
                                  Class M Certificates, the applicable
                                  approximate percentage set forth in the table
                                  below.

                                  CLASS     PERCENTAGE     CLASS      PERCENTAGE
                                  A             48.60%     M-7            82.90%
                                  M-1           56.60%     M-8            85.50%
                                  M-2           63.90%     M-9            88.00%
                                  M-3           68.50%     M-10           92.80%
                                  M-4           72.60%     M-11           94.10%
                                  M-5           76.40%     M-12           95.10%
                                  M-6           79.90%     M-13           95.60%

Subsequent Recoveries             Subsequent Recoveries are unanticipated
                                  amounts received on a liquidated mortgage loan
                                  that resulted in a Realized Loss in a prior
                                  month. If Subsequent Recoveries are received,
                                  they will be included as part of the Principal
                                  Remittance Amount for the following
                                  Distribution Date and distributed in
                                  accordance with the priorities described in
                                  this term sheet. In addition, after giving
                                  effect to all distributions on a Distribution
                                  Date, the amount of such Subsequent Recoveries
                                  will increase the Certificate Principal
                                  Balance first, of the Class A Certificates
                                  then outstanding, if a Realized Loss has been
                                  allocated to the Class A Certificates, on a
                                  pro-rata basis by the amount of such
                                  Subsequent Recoveries, and second, of the
                                  class of Mezzanine Certificates then
                                  outstanding with the highest distribution
                                  priority to which a Realized Loss was
                                  allocated. Thereafter, such class of Class A
                                  and Class M Certificates will accrue interest
                                  on the increased Certificate Principal
                                  Balance.

Swap Agreement:                   On the Closing Date, the Swap Administrator
                                  will enter into a Swap Agreement with the Swap
                                  Counterparty for the benefit of the Class A
                                  and the Mezzanine Certificates. The Swap
                                  Agreement will have an initial notional amount
                                  of approximately $[925,824,491.90]. Under the
                                  Swap Agreement, on each Distribution Date
                                  until the swap is retired (i) the Swap
                                  Administrator shall be obligated to pay the
                                  Swap Counterparty an amount equal to [4.54]%
                                  per annum on a notional balance equal to the
                                  swap notional amount for such Distribution
                                  Date set forth in the schedule below and (ii)
                                  the Swap Administrator will be entitled to
                                  receive from the Swap Counterparty an amount
                                  equal to One-Month LIBOR (as determined
                                  pursuant to the Swap Agreement) on the
                                  Notional Balance, in each case accrued during
                                  the related swap accrual period ([52] days in
                                  the case of the first accrual period).

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                  On each such Distribution Date, only the net
                                  amount of the two obligations above (the "Net
                                  Swap Payment") will be paid by the appropriate
                                  party. To the extent that the Swap
                                  Administrator is obligated to make a Net Swap
                                  Payment on any Distribution Date, amounts
                                  otherwise available to certificateholders will
                                  be applied to make such Net Swap Payment to
                                  the Swap Counterparty. Upon early termination
                                  of the Swap Agreement, the Swap Administrator
                                  or the Swap Counterparty may be liable to make
                                  termination payment (the "Swap Termination
                                  Payment") to the other party, regardless of
                                  which party caused the termination. The Swap
                                  Termination Payment will be computed in
                                  accordance with the procedures set forth in
                                  the Swap Agreement. On each Distribution Date
                                  on which the Swap Administrator is required to
                                  make a Net Swap Payment to the Swap
                                  Counterparty, the trust will be obligated to
                                  make a payment to the Swap Counterparty in the
                                  same amount, which payment shall be paid prior
                                  to all distributions to Certificateholders. In
                                  the event that the Swap Administrator is
                                  required to make a Swap Termination Payment to
                                  the Swap Counterparty, the trust will be
                                  obligated to make a payment to the Swap
                                  Counterparty in the same amount. If the Swap
                                  Termination Payment is not due to a Swap
                                  Counterparty Trigger Event, the trust's
                                  payment will be paid on the related
                                  Distribution Date, and on any subsequent
                                  Distribution Dates until paid in full, prior
                                  to all distributions to Certificateholders. If
                                  the Swap Termination Payment is due to a Swap
                                  Counterparty Trigger Event, such payment will
                                  be made subordinate to distributions to all
                                  Certificates other than the Class CE
                                  Certificates. Shown below is the aggregate
                                  swap notional amount schedule, which generally
                                  has been derived from the aggregate principal
                                  balance of the mortgage loans corresponding to
                                  the pricing speed.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                    SWAP AGREEMENT NOTIONAL BALANCE SCHEDULE
                    ----------------------------------------

Period            Notional Balance          Period             Notional Balance
1                   925,824,491.90          31                    28,700,071.94
2                   905,927,757.78          32                    27,463,637.72
3                   882,421,914.15          33                    26,282,186.13
4                   855,385,474.67          34                    25,153,590.48
5                   824,938,073.19          35                    24,074,961.88
6                   791,241,307.34          36                    23,044,000.19
7                   754,498,879.29          37                    19,085,328.39
8                   714,955,931.62          38                    18,322,849.00
9                   672,902,383.67          39                    17,590,933.98
10                  633,345,184.85          40                    16,888,348.22
11                  596,135,243.19          41                    16,213,907.27
12                  561,132,406.16          42                    15,566,475.13
13                  528,204,923.28          43                    14,944,962.30
14                  497,228,941.15          44                    14,348,323.81
15                  468,088,028.95          45                    13,775,557.34
16                  440,672,732.39          46                    13,225,701.48
17                  414,880,154.51          47                    12,697,833.97
18                  390,613,561.84          48                    12,191,070.21
19                  367,782,013.99          49                    11,704,561.49
20                  346,300,015.90          50                    11,237,493.70
21                  326,087,190.68          51                    10,789,085.74
22                  307,112,662.38          52                    10,358,588.30
23                  289,255,434.10          53                     9,945,282.40
24                  272,449,176.49          54                     9,548,478.27
25                   37,433,091.82          55                     9,167,514.04
26                   35,805,539.76          56                     8,801,754.71
27                   34,251,223.98          57                     8,450,605.92
28                   32,766,707.81          58                     8,113,501.39
29                   31,348,723.48          59                     7,789,840.76
30                   29,994,163.38          60                     7,479,086.11

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                  Pursuant to the Swap Agreement, amounts paid
                                  by the trust to the Swap Administrator as
                                  described above, and amounts paid by the Swap
                                  Counterparty to the Swap Administrator under
                                  the Swap Agreement, will be deposited into a
                                  reserve account (the "Swap Account").

                                  Pursuant to the Swap Agreement, amounts paid
                                  by the trust to the Swap Counterparty will be
                                  distributed to the Swap Counterparty on each
                                  Distribution Date in the following order of
                                  priority:

                                  1)   to the Swap Counterparty, any Net Swap
                                       Payment owed to the Swap Counterparty
                                       under the Swap Agreement for such
                                       Distribution Date; and

                                  2)   to the Swap Counterparty, any Swap
                                       Termination Payment owed to the Swap
                                       Counterparty under the Swap Agreement.

                                  Pursuant to the Swap Agreement, amounts paid
                                  by the Swap Counterparty to the Swap
                                  Administrator will be distributed on each
                                  Distribution Date in the following order of
                                  priority:

                                  1)   To the holders of the Class A
                                       Certificates, on a pro rata basis, to pay
                                       accrued and unpaid interest to the extent
                                       unpaid from interest collections, but
                                       only to the extent of the interest
                                       portion of realized losses or prepayment
                                       interest shortfalls (not covered by
                                       Compensating Interest) allocated to such
                                       Certificates on such Distribution Date;

                                  2)   To the holders of the Mezzanine
                                       Certificates, in order of priority, to
                                       pay accrued and unpaid interest to the
                                       extent unpaid from interest collections,
                                       but only to the extent of the interest
                                       portion of realized losses or prepayment
                                       interest shortfalls (not covered by
                                       Compensating Interest) allocated to such
                                       Certificates on such Distribution Date;

                                  3)   Distribution of additional principal to
                                       the certificates, until the required
                                       level of Overcollateralization Target
                                       Amount is reached, but only to the extent
                                       of the principal portion of realized
                                       losses for such Distribution Date;

                                  4)   First, To pay the holders of the Class A
                                       Certificates, pro rata, then to pay to
                                       the holders of the Mezzanine
                                       Certificates, in order of priority, the
                                       principal portion of any realized losses
                                       previously allocated thereto that remain
                                       unreimbursed;

                                  5)   To pay, first to the Class A
                                       Certificates, on a pro rata basis, any
                                       Net WAC Rate Carryover Amount, as
                                       applicable, for

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                       such Distribution Date and second,
                                       sequentially to the Mezzanine
                                       Certificates, in order of priority, any
                                       Net WAC Rate Carryover Amount for such
                                       Distribution Date; and

                                  6)   To the parties named in the Swap
                                       Agreement, any remaining amounts.

                                  Any Swap Termination Payment paid by Swap
                                  Counterparty to the Swap Administrator, to the
                                  extent not used to enter into a replacement
                                  Swap Agreement in accordance with the pooling
                                  and servicing agreement, should be deposited
                                  into a separate account established by the
                                  Swap Administrator. On each Distribution Date
                                  after such deposit is used, the Swap
                                  Administrator will withdraw from the account
                                  an amount equal to the Net Swap Payment that
                                  would have been made by the Swap Counterparty
                                  to the Swap Administrator on such Distribution
                                  Date (assuming that the Swap Agreement had not
                                  been terminated) and shall distribute such
                                  amount in accordance with the payment
                                  priorities set forth above.

Swap Counterparty Trigger Event:  A "Swap Counterparty Trigger Event" shall mean: (i) an Event of Default under the Swap
                                  Agreement with respect to which the Swap
                                  Counterparty is a Defaulting Party (as defined
                                  in the Swap Agreement) or (ii) a Termination
                                  Event (including an Additional Termination
                                  Event) under the Swap Agreement with respect
                                  to which the Swap Counterparty is the sole
                                  Affected Party (as defined in the Swap
                                  Agreement).

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                               AVAILABLE FUNDS CAP
                               -------------------
                             (100% PPC; Actual/360)

--------------------------------------------------------------------------------------------------------
               SPOT       INDEX                  SPOT       INDEX                   SPOT       INDEX
               INDEX      VALUES                 INDEX      VALUES                 INDEX      VALUES
              VALUES      AT 20%                VALUES      AT 20%                 VALUES     AT 20%
MONTH           (1)        (2)     MONTH          (1)        (2)     MONTH          (1)         (2)
--------------------------------------------------------------------------------------------------------

1              5.54       33.51    29            9.25       10.81    57             9.27       12.53
--------------------------------------------------------------------------------------------------------
2              5.97       21.99    30            9.55       11.10    58             9.27       12.52
--------------------------------------------------------------------------------------------------------
3              5.98       21.84    31            9.25       10.78    59             9.56       12.88
--------------------------------------------------------------------------------------------------------
4              6.22       21.90    32            9.54       11.07    60             9.26       12.49
--------------------------------------------------------------------------------------------------------
5              5.99       21.46    33            9.29       12.06    61             9.60       11.96
--------------------------------------------------------------------------------------------------------
6              6.08       21.30    34            9.29       12.04    62             9.28       11.57
--------------------------------------------------------------------------------------------------------
7              6.01       20.94    35            9.59       12.37    63             9.28       11.56
--------------------------------------------------------------------------------------------------------
8              6.10       20.72    36            9.28       12.01    64            10.27       12.79
--------------------------------------------------------------------------------------------------------
9              6.03       20.28    37            9.59       12.18    65             9.28       11.55
--------------------------------------------------------------------------------------------------------
10             6.04       19.94    38            9.28       11.82    66             9.58       11.93
--------------------------------------------------------------------------------------------------------
11             6.15       19.70    39            9.32       12.68    67             9.27       11.53
--------------------------------------------------------------------------------------------------------
12             6.06       19.28    40            10.28      13.88    68             9.57       11.91
--------------------------------------------------------------------------------------------------------
13             6.18       19.07    41            9.31       12.66    69             9.26       11.53
--------------------------------------------------------------------------------------------------------
14             6.09       18.66    42            9.61       13.02
--------------------------------------------------------------------------------------------------------
15             6.10       18.36    43            9.30       12.63
--------------------------------------------------------------------------------------------------------
16             6.46       18.42    44            9.60       13.00
--------------------------------------------------------------------------------------------------------
17             6.12       17.78    45            9.30       12.64
--------------------------------------------------------------------------------------------------------
18             6.24       17.62    46            9.30       12.63
--------------------------------------------------------------------------------------------------------
19             6.14       17.24    47            9.59       13.00
--------------------------------------------------------------------------------------------------------
20             6.26       17.09    48            9.29       12.61
--------------------------------------------------------------------------------------------------------
21             7.91       18.47    49            9.59       12.97
--------------------------------------------------------------------------------------------------------
22             7.91       18.22    50            9.28       12.58
--------------------------------------------------------------------------------------------------------
23             8.11       18.16    51            9.28       12.59
--------------------------------------------------------------------------------------------------------
24             7.93       17.73    52            10.25      13.80
--------------------------------------------------------------------------------------------------------
25             8.47        9.86    53            9.27       12.57
--------------------------------------------------------------------------------------------------------
26             8.20        9.59    54            9.57       12.94
--------------------------------------------------------------------------------------------------------
27             9.26       10.84    55            9.27       12.55
--------------------------------------------------------------------------------------------------------
28             9.87       11.45    56            9.57       12.91
--------------------------------------------------------------------------------------------------------

(1)  Assumes One-Month LIBOR at 3.86% and Six-Month LIBOR at 4.23% no losses and pricing sped to call.

(2)  Assumes One-Month LIBOR and Six-Month LIBOR equals 20.00%, no losses and pricing speed to call.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                          EXCESS SPREAD BEFORE LOSSES*
                          ----------------------------

----------------------------------------------------------------------------------------------------------
                SPOT      FORWARD                  SPOT      FORWARD                 SPOT      FORWARD
               INDEX       INDEX                  INDEX       INDEX                  INDEX      INDEX
   MONTH       VALUES     VALUES      MONTH       VALUES     VALUES      MONTH      VALUES      VALUES
----------------------------------------------------------------------------------------------------------

     1          0.00       0.00         27         5.03       4.66         53        5.02        4.70
----------------------------------------------------------------------------------------------------------
     2          1.88       1.89         28         5.29       4.95         54        5.15        4.85
----------------------------------------------------------------------------------------------------------
     3          1.89       1.89         29         5.01       4.63         55        5.01        4.68
----------------------------------------------------------------------------------------------------------
     4          1.92       1.92         30         5.13       4.77         56        5.15        4.84
----------------------------------------------------------------------------------------------------------
     5          1.89       1.88         31         4.98       4.60         57        5.02        4.70
----------------------------------------------------------------------------------------------------------
     6          1.91       1.89         32         5.10       4.74         58        5.01        4.69
----------------------------------------------------------------------------------------------------------
     7          1.90       1.87         33         5.00       4.72         59        5.15        4.85
----------------------------------------------------------------------------------------------------------
     8          1.92       1.89         34         4.99       4.71         60        5.01        4.68
----------------------------------------------------------------------------------------------------------
     9          1.91       1.86         35         5.11       4.84         61        5.19        4.83
----------------------------------------------------------------------------------------------------------
     10         1.91       1.85         36         4.96       4.67         62        5.04        4.65
----------------------------------------------------------------------------------------------------------
     11         1.94       1.87         37         5.09       4.81         63        5.04        4.67
----------------------------------------------------------------------------------------------------------
     12         1.92       1.84         38         4.82       4.49         64        5.48        5.18
----------------------------------------------------------------------------------------------------------
     13         1.95       1.86         39         4.92       4.63         65        5.04        4.65
----------------------------------------------------------------------------------------------------------
     14         1.92       1.82         40         5.40       5.16         66        5.19        4.83
----------------------------------------------------------------------------------------------------------
     15         1.92       1.81         41         5.00       4.69         67        5.05        4.66
----------------------------------------------------------------------------------------------------------
     16         2.05       1.93         42         5.16       4.86         68        5.20        4.84
----------------------------------------------------------------------------------------------------------
     17         1.93       1.80         43         5.02       4.69         69        5.07        4.70
----------------------------------------------------------------------------------------------------------
     18         1.98       1.84         44         5.16       4.84
----------------------------------------------------------------------------------------------------------
     19         1.93       1.78         45         5.02       4.74
----------------------------------------------------------------------------------------------------------
     20         1.98       1.83         46         5.02       4.73
----------------------------------------------------------------------------------------------------------
     21         3.69       3.51         47         5.17       4.88
----------------------------------------------------------------------------------------------------------
     22         3.69       3.50         48         5.02       4.71
----------------------------------------------------------------------------------------------------------
     23         3.76       3.56         49         5.16       4.86
----------------------------------------------------------------------------------------------------------
     24         3.69       3.48         50         5.02       4.68
----------------------------------------------------------------------------------------------------------
     25         4.10       3.58         51         5.02       4.72
----------------------------------------------------------------------------------------------------------
     26         3.96       3.42         52         5.44       5.20
----------------------------------------------------------------------------------------------------------

* For each period, (a) the interest received from the mortgage loans (net of any servicing and trustee fees plus Net Swap Payments from the Swap Counterparty)
less any interest paid (not including Net WAC Rate Carryover Amounts) to the
Class A and Mezzanine Certificates and any Net Swap Payments or Swap Termination
Payments owed to the Swap Counterparty (other than certain Swap Termination
Payments resulting from an event of default or certain termination events with respect to the Swap Counterparty) divided by (b) the mortgage balance multiplied by 12.

[Assumptions:

1.   Run at pricing prepayment assumption

2.   Excess (30/360)

3.   Spot Indices: 1mL = 3.86%; 6mL = 4.23%

4.   Forward 1mL used for Certificates, 6mL used for collateral

5.   10% optional clean-up call]

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                             PREPAYMENT SENSITIVITY

CLASS A-1 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           13.39         1.26         0.91          0.73         0.62         0.54
PRINCIPAL WINDOW                               1-239         1-28         1-19          1-14         1-12         1-10
PRINCIPAL WINDOW BEGIN                      12/25/2005    12/25/2005   12/25/2005    12/25/2005   12/25/2005   12/25/2005
PRINCIPAL WINDOW END                        10/25/2025    3/25/2008     6/25/2007    1/25/2007    11/25/2006    9/25/2006
PRINCIPAL # MONTHS                              239           28           19            14           12           10

CLASS A-1 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           13.39         1.26         0.91          0.73         0.62         0.54
PRINCIPAL WINDOW                               1-239         1-28         1-19          1-14         1-12         1-10
PRINCIPAL WINDOW BEGIN                      12/25/2005    12/25/2005   12/25/2005    12/25/2005   12/25/2005   12/25/2005
PRINCIPAL WINDOW END                        10/25/2025    3/25/2008     6/25/2007    1/25/2007    11/25/2006    9/25/2006
PRINCIPAL # MONTHS                              239           28           19            14           12           10

CLASS A-2 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           21.41         2.91         1.97          1.5          1.22         1.02
PRINCIPAL WINDOW                              239-272       28-41         19-27        14-20         12-16        10-13
PRINCIPAL WINDOW BEGIN                      10/25/2025    3/25/2008     6/25/2007    1/25/2007    11/25/2006    9/25/2006
PRINCIPAL WINDOW END                         7/25/2028    4/25/2009     2/25/2008    7/25/2007     3/25/2007   12/25/2006
PRINCIPAL # MONTHS                              34            14            9            7             5            4

CLASS A-2 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           21.41         2.91         1.97          1.5          1.22         1.02
PRINCIPAL WINDOW                              239-272       28-41         19-27        14-20         12-16        10-13
PRINCIPAL WINDOW BEGIN                      10/25/2025    3/25/2008     6/25/2007    1/25/2007    11/25/2006    9/25/2006
PRINCIPAL WINDOW END                         7/25/2028    4/25/2009     2/25/2008    7/25/2007     3/25/2007   12/25/2006
PRINCIPAL # MONTHS                              34            14            9            7             5            4
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

CLASS A-3 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           25.49         5.85         3.78          2.3          1.81         1.49
PRINCIPAL WINDOW                              272-338       41-120        27-79        20-35         16-27        13-22
PRINCIPAL WINDOW BEGIN                       7/25/2028    4/25/2009     2/25/2008    7/25/2007     3/25/2007   12/25/2006
PRINCIPAL WINDOW END                         1/25/2034    11/25/2015    6/25/2012    10/25/2008    2/25/2008    9/25/2007
PRINCIPAL # MONTHS                             67.00        80.00         53.00        16.00         12.00        10.00
----------------------------------------------------------------------------------------------------------------------------

CLASS A-3 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           25.49         5.85         3.78          2.3          1.81         1.49
PRINCIPAL WINDOW                              272-338       41-120        27-79        20-35         16-27        13-22
PRINCIPAL WINDOW BEGIN                       7/25/2028    4/25/2009     2/25/2008    7/25/2007     3/25/2007   12/25/2006
PRINCIPAL WINDOW END                         1/25/2034    11/25/2015    6/25/2012    10/25/2008    2/25/2008    9/25/2007
PRINCIPAL # MONTHS                              67            80           53            16           12           10
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                             PREPAYMENT SENSITIVITY

CLASS A-4 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           23.97         4.76         3.11           2           1.59         1.32
PRINCIPAL WINDOW                              239-338       28-120        19-79        14-35         12-27        10-22
PRINCIPAL WINDOW BEGIN                      10/25/2025    3/25/2008     6/25/2007    1/25/2007    11/25/2006    9/25/2006
PRINCIPAL WINDOW END                         1/25/2034    11/25/2015    6/25/2012    10/25/2008    2/25/2008    9/25/2007
PRINCIPAL # MONTHS                            100.00        93.00         61.00        22.00         16.00        13.00
----------------------------------------------------------------------------------------------------------------------------

CLASS A-4 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           23.97         4.76         3.11           2           1.59         1.32
PRINCIPAL WINDOW                              239-338       28-120        19-79        14-35         12-27        10-22
PRINCIPAL WINDOW BEGIN                      10/25/2025    3/25/2008     6/25/2007    1/25/2007    11/25/2006    9/25/2006
PRINCIPAL WINDOW END                         1/25/2034    11/25/2015    6/25/2012    10/25/2008    2/25/2008    9/25/2007
PRINCIPAL # MONTHS                              100           93           61            22           16           13
----------------------------------------------------------------------------------------------------------------------------

CLASS A-5 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           28.43        10.62         7.01           3           2.34         1.89
PRINCIPAL WINDOW                              338-342      120-134        79-88        35-36         27-28        22-22
PRINCIPAL WINDOW BEGIN                       1/25/2034    11/25/2015    6/25/2012    10/25/2008    2/25/2008    9/25/2007
PRINCIPAL WINDOW END                         5/25/2034    1/25/2017     3/25/2013    11/25/2008    3/25/2008    9/25/2007
PRINCIPAL # MONTHS                               5            15           10            2             2            1
----------------------------------------------------------------------------------------------------------------------------

CLASS A-5 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           28.43        10.62         7.01           3           2.34         1.89
PRINCIPAL WINDOW                              338-342      120-134        79-88        35-36         27-28        22-22
PRINCIPAL WINDOW BEGIN                       1/25/2034    11/25/2015    6/25/2012    10/25/2008    2/25/2008    9/25/2007
PRINCIPAL WINDOW END                         5/25/2034    1/25/2017     3/25/2013    11/25/2008    3/25/2008    9/25/2007
PRINCIPAL # MONTHS                               5            15           10            2             2            1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

CLASS A-6 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           28.79        11.92         7.86          5.48         2.55         2.07
PRINCIPAL WINDOW                              342-345      134-143        88-94        36-69         28-32        22-26
PRINCIPAL WINDOW BEGIN                       5/25/2034    1/25/2017     3/25/2013    11/25/2008    3/25/2008    9/25/2007
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011     7/25/2008    1/25/2008
PRINCIPAL # MONTHS                               4            10            7            34            5            5
----------------------------------------------------------------------------------------------------------------------------

CLASS A-6 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           29.19        15.57         10.5          7.36         2.55         2.07
PRINCIPAL WINDOW                              342-356      134-293       88-211        36-155        28-32        22-26
PRINCIPAL WINDOW BEGIN                       5/25/2034    1/25/2017     3/25/2013    11/25/2008    3/25/2008    9/25/2007
PRINCIPAL WINDOW END                         7/25/2035    4/25/2030     6/25/2023    10/25/2018    7/25/2008    1/25/2008
PRINCIPAL # MONTHS                              15           160           124          120            5            5
----------------------------------------------------------------------------------------------------------------------------

CLASS M-1 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.85         7.95         5.39          5.29         2.89         2.32
PRINCIPAL WINDOW                              281-345       46-143        42-94        55-69         32-36        26-29
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     5/25/2009    6/25/2010     7/25/2008    1/25/2008
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011    11/25/2008    4/25/2008
PRINCIPAL # MONTHS                              65            98           53            15            5            4
----------------------------------------------------------------------------------------------------------------------------

CLASS M-1  (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%          150%
------------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.94         8.77          5.99         5.71         2.89          2.32
PRINCIPAL WINDOW                              281-355       46-266        42-185       55-136        32-36         26-29
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     5/25/2009     6/25/2010    7/25/2008     1/25/2008
PRINCIPAL WINDOW END                         6/25/2035    1/25/2028     4/25/2021     3/25/2017   11/25/2008     4/25/2008
PRINCIPAL # MONTHS                              75           221           144           82            5             4
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                             PREPAYMENT SENSITIVITY

CLASS M-2 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.85         7.95         5.36          4.78         4.20         2.57
PRINCIPAL WINDOW                              281-345       46-143        40-94        49-69         36-53        29-32
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     3/25/2009    12/25/2009   11/25/2008    4/25/2008
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011     4/25/2010    7/25/2008
PRINCIPAL # MONTHS                              65            98           55            21           18            4
----------------------------------------------------------------------------------------------------------------------------

CLASS M-2 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.94         8.76         5.94          5.19         6.55         2.57
PRINCIPAL WINDOW                              281-355       46-258       40-179        49-131       36-119        29-32
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     3/25/2009    12/25/2009   11/25/2008    4/25/2008
PRINCIPAL WINDOW END                         6/25/2035    5/25/2027    10/25/2020    10/25/2016   10/25/2015    7/25/2008
PRINCIPAL # MONTHS                              75           213           140           83           84            4
----------------------------------------------------------------------------------------------------------------------------

CLASS M-3 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.85         7.95         5.34          4.55         4.48         2.80
PRINCIPAL WINDOW                              281-345       46-143        40-94        46-69         53-53        32-34
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     3/25/2009    9/25/2009     4/25/2010    7/25/2008
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011     4/25/2010    9/25/2008
PRINCIPAL # MONTHS                              65            98           55            24            1            3
----------------------------------------------------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.94         8.74         5.90          4.95         5.51         2.80
PRINCIPAL WINDOW                              281-355       46-250       40-172        46-126        58-96        32-34
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     3/25/2009    9/25/2009     9/25/2010    7/25/2008
PRINCIPAL WINDOW END                         6/25/2035    9/25/2026     3/25/2020    5/25/2016    11/25/2013    9/25/2008
PRINCIPAL # MONTHS                              75           205           133           81           39            3
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                             PREPAYMENT SENSITIVITY

CLASS M-4 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.85         7.95         5.32          4.44         4.48         2.99
PRINCIPAL WINDOW                              281-345       46-143        39-94        44-69         52-53        34-36
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     2/25/2009    7/25/2009     3/25/2010    9/25/2008
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011     4/25/2010   11/25/2008
PRINCIPAL # MONTHS                              65            98           56            26            2            3
----------------------------------------------------------------------------------------------------------------------------

CLASS M-4 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.94         8.72         5.87          4.83         4.93         2.99
PRINCIPAL WINDOW                              281-355       46-243       39-167        44-122        52-93        34-36
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     2/25/2009    7/25/2009     3/25/2010    9/25/2008
PRINCIPAL WINDOW END                         6/25/2035    2/25/2026    10/25/2019    1/25/2016     8/25/2013   11/25/2008
PRINCIPAL # MONTHS                              75           198           129           79           42            3
----------------------------------------------------------------------------------------------------------------------------

CLASS M-5 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.85         7.95         5.32          4.36         4.31         3.53
PRINCIPAL WINDOW                              281-345       46-143        39-94        43-69         49-53        36-42
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     2/25/2009    6/25/2009    12/25/2009   11/25/2008
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011     4/25/2010    5/25/2009
PRINCIPAL # MONTHS                              65            98           56            27            5            7
----------------------------------------------------------------------------------------------------------------------------

CLASS M-5 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.94         8.70         5.85          4.74         4.60         6.30
PRINCIPAL WINDOW                              281-354       46-236       39-161        43-118        49-90        36-94
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     2/25/2009    6/25/2009    12/25/2009   11/25/2008
PRINCIPAL WINDOW END                         5/25/2035    7/25/2025     4/25/2019    9/25/2015     5/25/2013    9/25/2013
PRINCIPAL # MONTHS                              74           191           123           76           42           59
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                             PREPAYMENT SENSITIVITY

CLASS M-6 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.85         7.95         5.31          4.30         4.10         3.56
PRINCIPAL WINDOW                              281-345       46-143        38-94        41-69         46-53        42-42
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     1/25/2009    4/25/2009     9/25/2009    5/25/2009
PRINCIPAL WINDOW END                         8/25/2034    10/25/2017    9/25/2013    8/25/2011     4/25/2010    5/25/2009
PRINCIPAL # MONTHS                              65            98           57            29            8            1
----------------------------------------------------------------------------------------------------------------------------

CLASS M-6 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                   0%           50%           75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                           26.94         8.67         5.82          4.66         4.37         5.14
PRINCIPAL WINDOW                              281-354       46-229       38-155        41-113        46-87        56-68
PRINCIPAL WINDOW BEGIN                       4/25/2029    9/25/2009     1/25/2009    4/25/2009     9/25/2009    7/25/2010
PRINCIPAL WINDOW END                         5/25/2035    12/25/2024   10/25/2018    4/25/2015     2/25/2013    7/25/2011
PRINCIPAL # MONTHS                              74           184           118           73           42           13
----------------------------------------------------------------------------------------------------------------------------

CLASS M-7 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION              0%            50%            75%           100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.85           7.95           5.30          4.26          3.95         3.56
PRINCIPAL WINDOW                        281-345         46-143         38-94         40-69         44-53         42-42
PRINCIPAL WINDOW BEGIN                 4/25/2029      9/25/2009      1/25/2009     3/25/2009     7/25/2009     5/25/2009
PRINCIPAL WINDOW END                   8/25/2034      10/25/2017     9/25/2013     8/25/2011     4/25/2010     5/25/2009
PRINCIPAL # MONTHS                         65             98             57            30            10            1
---------------------------------------------------------------------------------------------------------------------------

CLASS M-7 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION              0%            50%            75%           100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.94           8.64           5.79          4.60          4.21         4.53
PRINCIPAL WINDOW                        281-354         46-221         38-149        40-109        44-83         50-66
PRINCIPAL WINDOW BEGIN                 4/25/2029      9/25/2009      1/25/2009     3/25/2009     7/25/2009     1/25/2010
PRINCIPAL WINDOW END                   5/25/2035      4/25/2024      4/25/2018     12/25/2014    10/25/2012    5/25/2011
PRINCIPAL # MONTHS                         74            176            112            70            40           17
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                             PREPAYMENT SENSITIVITY

CLASS M-8 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION              0%            50%            75%           100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.85           7.95           5.30          4.22          3.85         3.56
PRINCIPAL WINDOW                        281-345         46-143         38-94         40-69         42-53         42-42
PRINCIPAL WINDOW BEGIN                 4/25/2029      9/25/2009      1/25/2009     3/25/2009     5/25/2009     5/25/2009
PRINCIPAL WINDOW END                   8/25/2034      10/25/2017     9/25/2013     8/25/2011     4/25/2010     5/25/2009
PRINCIPAL # MONTHS                         65             98             57            30            12            1
---------------------------------------------------------------------------------------------------------------------------

CLASS M-8 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION              0%            50%            75%           100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.94           8.59           5.76          4.54          4.10         4.20
PRINCIPAL WINDOW                        281-353         46-212         38-143        40-104        42-80         47-63
PRINCIPAL WINDOW BEGIN                 4/25/2029      9/25/2009      1/25/2009     3/25/2009     5/25/2009    10/25/2009
PRINCIPAL WINDOW END                   4/25/2035      7/25/2023      10/25/2017    7/25/2014     7/25/2012     2/25/2011
PRINCIPAL # MONTHS                         73            167            106            65            39           17
---------------------------------------------------------------------------------------------------------------------------

CLASS M-9 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION              0%            50%            75%           100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.85           7.95           5.30          4.19          3.77         3.56
PRINCIPAL WINDOW                        281-345         46-143         37-94         39-69         41-53         42-42
PRINCIPAL WINDOW BEGIN                 4/25/2029      9/25/2009      12/25/2008    2/25/2009     4/25/2009     5/25/2009
PRINCIPAL WINDOW END                   8/25/2034      10/25/2017     9/25/2013     8/25/2011     4/25/2010     5/25/2009
PRINCIPAL # MONTHS                         65             98             58            31            13            1
---------------------------------------------------------------------------------------------------------------------------

CLASS M-9 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION              0%            50%            75%           100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.93           8.54           5.71          4.48          3.99         3.97
PRINCIPAL WINDOW                        281-352         46-203         37-136        39-99         41-76         44-60
PRINCIPAL WINDOW BEGIN                 4/25/2029      9/25/2009      12/25/2008    2/25/2009     4/25/2009     7/25/2009
PRINCIPAL WINDOW END                   3/25/2035      10/25/2022     3/25/2017     2/25/2014     3/25/2012    11/25/2010
PRINCIPAL # MONTHS                         72            158            100            61            36           17
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                               CONTACT INFORMATION

--------------------------------------------------------------------------------
                              BEAR STEARNS CONTACTS
--------------------------------------------------------------------------------

NAME:                         TELEPHONE:              E-MAIL:

Kyriacos Kyriacou             (212) 272-2507          kkyriacou@bear.com
Managing Director

Josephine Musso               (212) 272-6033          jmusso@bear.com
Associate Director

T.J. Durkin                   (212) 272-3023          tdurkin@bear.com
Vice President

Scott Tabor                   (212) 272-5925          gtabor@bear.com
Analyst
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BEAR STEARNS TRADING CONTACTS
--------------------------------------------------------------------------------

NAME:                         TELEPHONE:              E-MAIL:

Jeffrey Verschleiser          (212) 272-5451          jverschleiser@bear.com
Senior Managing Director

Scott Eichel                  (212) 272-5451          seichel@bear.com
Senior Managing Director

Carol Fuller                  (212) 272-4955          cfuller@bear.com
Senior Managing Director

Angela Ward                   (212) 272-4955          adward@bear.com
Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------

NAME:                  TELEPHONE:         E-MAIL:

Joe Grohotolski        (212) 553-4619     Joseph.grohotolski@moodys.com
MOODY'S

Michael McCormick      (212) 438-1937     Michael_mccormick@standardandpoors.com

S&P
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

[BEAR STEARNS LOGO OMITTED]
ATLANTA o BOSTON o CHICAGO                              BEAR, STEARNS & CO. INC.
DALLAS o LOS ANGELES o NEW YORK                    ASSET-BACKED SECURITIES GROUP
o SAN FRANCISCO                                               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                       (212) 272-2000;  (212) 272-7294 fax
--------------------------------------------------------------------------------

NEW ISSUE COMPUTATIONAL MATERIALS (PART II OF II)
-------------------------------------------------

$[562,572,000] (APPROXIMATE)

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1
ASSET-BACKED PASS-THROUGH CERTIFICATES

[CARRINGTON CAPITAL MANAGEMENT LOGO OMITTED]

CARRINGTON SECURITIES, LP
Seller

FREMONT INVESTMENT & LOAN
Originator and Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

OCTOBER 4, 2005

--------------------------------------------------------------------------------
                          [BEAR STEARNS LOGO OMITTED]
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

[BEAR STEARNS LOGO OMITTED]
ATLANTA o BOSTON o CHIC                                 BEAR, STEARNS & CO. INC.
DALLAS o LOS ANGELES o NEW YORK                    ASSET-BACKED SECURITIES GROUP
 o SAN FRANCISCO                                              383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                       (212) 272-2000;  (212) 272-7294 fax
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION
      --------------------------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and
Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents)
and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for
Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Information in this material regarding any assets backing any securities discussed herein supplements all prior information regarding such assets. Any Information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be supplemented by the information contained in any final prospectus for any securities actually sold to you.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       2

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

    ------------------------------------------------------------------------
                               COLLATERAL SUMMARY
    ------------------------------------------------------------------------

        Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

        SCHEDULED PRINCIPAL BALANCE:                      $925,824,491.90
        NUMBER OF MORTGAGE LOANS:                              3,892
        AVERAGE SCHEDULED PRINCIPAL BALANCE:                $237,878.85
        WEIGHTED AVERAGE GROSS COUPON:                        7.217%
        INITIAL WEIGHTED AVERAGE NET COUPON(1):               6.717%
        WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):              606
        WEIGHTED AVERAGE ORIGINAL LTV RATIO:                  78.96%
        WEIGHTED AVERAGE COMBINED LTV RATIO:                  88.70%
        WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):        355
        WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                360
        WEIGHTED AVERAGE ROLL TERM2 (MONTHS):                   20
        WEIGHTED AVERAGE GROSS MARGIN(2):                     6.260%
        WEIGHTED AVERAGE INITIAL RATE CAP(2):                 2.060%
        WEIGHTED AVERAGE PERIODIC RATE CAP(2):                1.500%
        WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):      13.239%
        WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):      7.185%
        INTEREST ONLY LOANS:                                  36.95%
        PREPAYMENT PENALTY:                                   79.87%
        SECOND LIEN:                                           1.36%

    ------------------------------------------------------------------------

    (1) Servicing Fee is 50 bps

    (2) Includes adjustable-rate Mortgage Loans only.

    (3) Does not include loans with no credit score available.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       3

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                               THE MORTGAGE LOANS (TOTAL COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY PRODUCT TYPE
------------------------------------------------------------------------------------------------------------------------------

                                                                  % OF
                                                                POOL BY
                                                                 UNPAID      AVG.        WTD. AVG.    WTD. AVG.    NON-ZERO
                                NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL  PRINCIPAL      GROSS       ORIGINAL    WTD. AVG.
PRODUCT TYPE                      LOANS           BALANCE        BALANCE    BALANCE       COUPON      COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

2Y/6M ARMS                       2,166        498,756,989.28      53.87    230,266.38       7.559       85.22        586
2Y/6M ARMS -IO                   1,131        327,963,385.16      35.42    289,976.47       6.630       95.12        630
3Y/6M ARMS                        39           9,483,320.87        1.02    243,162.07       7.425       85.55        614
3Y/6M ARMS -IO                    45          14,147,057.04        1.53    314,379.05       6.329       94.36        644
5Y/6M ARMS                        16           4,105,891.95        0.44    256,618.25       6.947       85.54        630
FIXED                             279         58,766,887.58        6.35    210,634.01       7.146       79.61        620
FIXED 2NDS                        216         12,600,960.02        1.36    58,337.78       10.188       99.29        631
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,892       925,824,491.90      100.00    237,878.85       7.217       88.70        606
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------

                                                           % OF
                                                          POOL BY
                                                           UNPAID      AVG.        WTD. AVG.    WTD. AVG.    NON-ZERO
CURRENT GROSS             NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL  PRINCIPAL      GROSS       ORIGINAL    WTD. AVG.
MORTGAGE RATE (%)           LOANS           BALANCE        BALANCE    BALANCE       COUPON      COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                  33       11,890,368.73       1.28    360,314.20      5.341        91.68         648
5.500 - 5.999                 235       85,457,995.92       9.23    363,651.05      5.828        91.33         641
6.000 - 6.499                 389      123,106,149.12      13.30    316,468.25      6.254        90.11         637
6.500 - 6.999                 878      246,727,787.49      26.65    281,011.15      6.763        91.73         621
7.000 - 7.499                 623      146,555,495.86      15.83    235,241.57      7.238        90.09         599
7.500 - 7.999                 691      152,837,194.02      16.51    221,182.63      7.726        87.39         588
8.000 - 8.499                 296       54,654,155.52       5.90    184,642.42      8.226        86.15         575
8.500 - 8.999                 269       47,846,260.49       5.17    177,867.14      8.699        81.34         554
9.000 - 9.499                  91       14,762,807.57       1.59    162,228.65      9.213        77.74         534
9.500 - 9.999                 125       14,236,322.95       1.54    113,890.58      9.767        79.02         561
10.000 - 10.499               130       11,162,232.70       1.21    85,863.33       10.268       83.91         579
10.500 - 10.999                83       9,323,523.26        1.01    112,331.61      10.758       70.87         553
11.000 - 11.499                19       3,876,169.92        0.42    204,008.94      11.257       66.15         538
11.500 - 11.999                19       2,327,083.70        0.25    122,478.09      11.723       62.93         529
12.000 - 12.499                9        1,032,265.69        0.11    114,696.19      12.217       66.62         525
12.500 - 12.999                1          6,900.00          0.00     6,900.00       12.500       94.68         620
13.000 - 13.499                1          21,778.96         0.00    21,778.96       13.250       95.00         676
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,892     925,824,491.90     100.00    237,878.85       7.217       88.70         606

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       4

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                       THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID      AVG.        WTD. AVG.    WTD. AVG.    NON-ZERO
CURRENT UNPAID            NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL  PRINCIPAL      GROSS       ORIGINAL    WTD. AVG.
PRINCIPAL BALANCE ($)       LOANS           BALANCE        BALANCE    BALANCE       COUPON      COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00              37          656,388.11         0.07    17,740.22      10.733       98.53          626
25,000.01 - 50,000.00         91        3,340,492.60         0.36    36,708.71      10.129       92.55          616
50,000.01 - 75,000.00        157       10,031,415.10         1.08    63,894.36       9.151       89.15          588
75,000.01 - 100,000.00       267       23,754,387.47         2.57    88,967.74       8.235       86.79          590
100,000.01 - 125,000.00      401       44,987,768.41         4.86   112,188.95       7.784       91.08          591
125,000.01 - 150,000.00      336       46,173,642.67         4.99   137,421.56       7.786       89.10          595
150,000.01 - 175,000.00      352       56,933,030.29         6.15   161,741.56       7.512       88.87          594
175,000.01 - 200,000.00      307       57,611,359.96         6.22   187,659.15       7.491       86.29          592
200,000.01 - 225,000.00      312       66,289,250.28         7.16   212,465.55       7.334       87.09          598
225,000.01 - 250,000.00      213       50,555,147.76         5.46   237,348.11       7.364       87.55          595
250,000.01 - 275,000.00      205       53,858,636.31         5.82   262,725.06       7.145       87.25          601
275,000.01 - 300,000.00      193       55,503,182.73         6.00   287,581.26       7.072       89.18          607
300,000.01 - 333,700.00      195       61,596,446.04         6.65   315,879.21       7.148       88.21          602
333,700.01 - 350,000.00       71       24,207,080.63         2.61   340,944.80       6.934       89.63          602
350,000.01 - 500,000.00      476      198,204,887.53        21.41   416,396.82       6.896       90.23          618
500,000.01 - 600,000.00      150       82,260,220.98         8.89   548,401.47       6.900       90.48          621
600,000.01 - 700,000.00       71       45,887,182.86         4.96   646,298.35       6.942       88.67          615
700,000.01 - 800,000.00       49       35,782,266.04         3.86   730,250.33       6.568       86.76          623
800,000.01 - 900,000.00        4        3,353,388.17         0.36   838,347.04       6.198       75.27          643
900,000.01 -1,000,000.00       5        4,838,317.96         0.52   967,663.59       6.498       72.36          610
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,892      925,824,491.90       100.00   237,878.85       7.217       88.70          606
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       5

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

-------------------------------------------------------------------------------------------------------------------------------
                                     DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
-------------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID        AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
ORIGINAL                  NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL   PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)       LOANS           BALANCE        BALANCE     BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00               34          582,215.68        0.06       17,123.99       10.784      98.34        624
25,000.01 - 50,000.00          87        3,075,533.66        0.33       35,350.96       10.195      94.68        620
50,000.01 - 75,000.00          142        8,740,883.73       0.94       61,555.52        9.234      88.12        587
75,000.01 - 100,000.00         264       22,906,553.07       2.47       86,767.25        8.266      87.03        591
100,000.01 - 125,000.00        389       42,895,279.51       4.63      110,270.64        7.770      91.11        592
125,000.01 - 150,000.00        342       46,151,935.42       4.98      134,947.18        7.851      89.17        594
150,000.01 - 175,000.00        344       54,791,961.45       5.92      159,278.96        7.470      89.21        595
175,000.01 - 200,000.00        305       56,221,983.35       6.07      184,334.37        7.480      86.68        593
200,000.01 - 225,000.00        315       65,979,254.07       7.13      209,457.95        7.335      87.29        597
225,000.01 - 250,000.00        220       51,323,569.78       5.54      233,288.95        7.388      87.52        597
250,000.01 - 275,000.00        193       49,811,782.67       5.38      258,092.14        7.198      87.86        599
275,000.01 - 300,000.00        206       58,303,708.34       6.30      283,027.71        7.082      87.67        603
300,000.01 - 333,700.00        192       59,630,139.96       6.44      310,573.65        7.110      88.59        606
333,700.01 - 350,000.00        83        27,819,927.50       3.00      335,179.85        7.054      88.79        599
350,000.01 - 500,000.00        485      199,527,022.12      21.55      411,395.92        6.898      90.33        618
500,000.01 - 600,000.00        157       85,237,589.95       9.21      542,914.59        6.891      90.28        622
600,000.01 - 700,000.00        73        46,780,143.50       5.05      640,823.88        6.992      88.23        610
700,000.01 - 800,000.00        52        37,853,302.01       4.09      727,948.12        6.616      86.83        622
800,000.01 - 900,000.00         4        3,353,388.17        0.36      838,347.04        6.198      75.27        643
900,000.01 -1,000,000.00        5        4,838,317.96        0.52      967,663.59        6.498      72.36        610
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,892     925,824,491.90      100.00     237,878.85        7.217      88.70        606

(1)   All weighted averages based on Original Principal Balance.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       6

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                               THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID        AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
REMAINING TERM            NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL   PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                    LOANS           BALANCE        BALANCE     BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

061 - 120                    9             121,053.55       0.01      13,450.39       11.310       95.96        636
121 - 180                   19            1,169,942.18      0.13      61,575.90        7.872       72.22        613
181 - 240                   22            1,166,586.14      0.13      53,026.64        7.930       72.05        637
301 - 365                  3,842         923,366,910.03    99.73      240,334.96       7.214       88.75        606
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,892         925,824,491.90    00.00      237,878.85       7.217       88.70        606

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID        AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
ORIGINAL TERM             NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL   PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                    LOANS           BALANCE        BALANCE     BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

000 - 180                   28           1,290,995.73       0.14       46,106.99       8.194       74.44         615
181 - 240                   22           1,166,586.14       0.13       53,026.64       7.930       72.05         637
241 - 365                  3,842        923,366,910.03      99.73     240,334.96       7.214       88.75         606
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,892        925,824,491.90     100.00     237,878.85       7.217       88.70         606

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       7

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY COMBINED LTV
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID        AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL   PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
 COMBINED LTV (%)           LOANS           BALANCE        BALANCE     BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                    8          646,078.44      0.07        80,759.81        7.550      18.91         573
25.01 - 30.00                   7          703,812.78      0.08       100,544.68        7.629      28.79         601
30.01 - 35.00                   7          819,575.70      0.09       117,082.24        8.121      32.84         565
35.01 - 40.00                  19         3,425,197.17     0.37       180,273.54        7.671      37.11         608
40.01 - 45.00                  25         5,775,711.00     0.62       231,028.44        7.416      42.76         589
45.01 - 50.00                  42         7,659,635.92     0.83       182,372.28        7.513      47.75         575
50.01 - 55.00                  39         7,967,053.33     0.86       204,283.42        8.064      52.73         563
55.01 - 60.00                  59        14,125,526.52     1.53       239,415.70        7.770      58.04         581
60.01 - 65.00                 106        25,158,597.46     2.72       237,345.26        8.447      63.61         558
65.01 - 70.00                 155        36,073,189.14     3.90       232,730.25        8.183      68.92         559
70.01 - 75.00                 189        47,865,389.78     5.17       253,256.03        7.738      74.09         563
75.01 - 80.00                 511       138,113,270.11    14.92       270,280.37        7.395      79.54         582
80.01 - 85.00                 183        49,580,007.07     5.36       270,929.00        7.046      84.44         591
85.01 - 90.00                 336        95,483,921.24    10.31       284,178.34        7.025      89.71         613
90.01 - 95.00                 388        95,522,996.34    10.32       246,193.29        7.176      94.75         610
95.01 - 100.00               1,818      396,904,529.90    42.87       218,319.32        6.951      99.93         628
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,892      925,824,491.90    100.00      237,878.85        7.217      88.70         606
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
 COMBINED LTV (%)           LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                224        13,247,038.46         1.43        59,138.56      10.059      95.37          628
25.01 - 30.00                7           703,812.78          0.08       100,544.68       7.629      28.79          601
30.01 - 35.00                7           819,575.70          0.09       117,082.24       8.121      32.84          565
35.01 - 40.00               19          3,425,197.17         0.37       180,273.54       7.671      37.11          608
40.01 - 45.00               26          5,880,016.93         0.64       226,154.50       7.420      43.78          588
45.01 - 50.00               42          7,659,635.92         0.83       182,372.28       7.513      47.75          575
50.01 - 55.00               40          8,408,072.10         0.91       210,201.80       7.985      52.99          566
55.01 - 60.00               60         14,291,952.41         1.54       238,199.21       7.792      58.48          579
60.01 - 65.00              107         25,259,438.81         2.73       236,069.52       8.460      63.75          558
65.01 - 70.00              159         36,129,035.46         3.90       227,226.64       8.222      69.30          560
70.01 - 75.00              195         49,764,291.10         5.38       255,201.49       7.680      74.93          564
75.01 - 80.00             1,965       509,284,352.81        55.01       259,177.79       6.928      93.87          618
80.01 - 85.00              276         67,084,562.04         7.25       243,060.01       7.066      88.26          593
85.01 - 90.00              674        159,588,841.87        17.24       236,778.70       7.234      93.18          605
90.01 - 95.00               60         16,593,425.98         1.79       276,557.10       7.242      94.80          636
95.01 - 100.00              31          7,685,242.36         0.83       247,911.04       7.853      99.87          650
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,892       925,824,491.90        100.00      237,878.85       7.217      88.70          606
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       8

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                             THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION BY STATE
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
 STATE                     LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

California                899          299,864,567.01       32.39       333,553.47        6.866      87.99       614
New York                  285           91,722,945.04        9.91       321,834.89        7.183      84.85       611
Florida                   442           83,902,458.56        9.06       189,824.57        7.480      87.98       599
New Jersey                226           59,435,193.22        6.42       262,987.58        7.486      84.80       595
Maryland                  200           49,582,943.00        5.36       247,914.72        7.392      87.79       600
Virginia                  164           43,350,735.45        4.68       264,333.75        7.350      90.39       605
Illinois                  231           40,948,122.27        4.42       177,264.60        7.377      91.71       604
Massachusetts             154           39,522,239.87        4.27       256,637.92        7.572      85.99       592
Georgia                   220           33,678,633.24        3.64       153,084.70        7.445      96.12       605
Minnesota                  87           15,257,177.56        1.65       175,369.86        7.077      95.89       606
Colorado                   90           15,159,923.18        1.64       168,443.59        7.184      93.16       608
Arizona                    72           14,752,658.77        1.59       204,898.04        7.300      90.17       599
Hawaii                     43           13,753,091.83        1.49       319,839.34        6.707      89.55       633
Nevada                     56           13,724,625.20        1.48       245,082.59        7.204      89.32       611
Connecticut                60           11,879,439.55        1.28       197,990.66        7.244      92.41       605
North Carolina             65           10,073,262.65        1.09       154,973.27        7.401      93.31       595
Michigan                   82            9,647,846.26        1.04       117,656.66        7.919      94.83       584
Washington                 37            9,423,660.57        1.02       254,693.53        7.286      91.30       611
Other                     479           70,144,968.67        7.58       146,440.44        7.591      91.23       594
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,892         925,824,491.90       100.00      237,878.85        7.217      88.70       606

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       9

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                            THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
 OCCUPANCY TYPE             LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

INVESTOR                     225          43,223,397.08      4.67       192,103.99        7.592      84.66         627
OWNER OCCUPIED             3,639         875,578,451.78     94.57       240,609.63        7.200      88.99         605
SECOND HOME                   28           7,022,643.04      0.76       250,808.68        7.025      77.99         622
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,892         925,824,491.90    100.00       237,878.85        7.217      88.70         606
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
 PROPERTY TYPE              LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

2-4 UNIT                    332         93,082,024.17      10.05      280,367.54         7.313       86.77         610
CONDO                       218         46,831,966.71       5.06      214,825.54         7.185       91.70         615
ONE FAMILY                3,342        785,910,501.02      84.89      235,161.73         7.207       88.76         605
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,892        925,824,491.90     100.00      237,878.85         7.217       88.70         606

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
 LOAN PURPOSE               LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE         1,342       342,465,763.01       36.99       255,190.58        7.351      81.33         591
DEBT-CONSOLIDATION           305        78,684,002.56        8.50       257,980.34        7.333      79.92         586
HOME IMPROVEMENT              66        19,100,479.01        2.06       289,401.20        6.914      81.83         597
PURCHASE                   2,162       481,773,295.46       52.04       222,836.86        7.112      95.72         620
RATE/TERM REFINANCE           17         3,800,951.86        0.41       223,585.40        7.430      79.89         596
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,892       925,824,491.90      100.00       237,878.85        7.217      88.70         606

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                            THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
DOCUMENTATION TYPE          LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION          2,548       560,915,154.53      60.59      220,139.39        7.044      90.65         605
LIMITED DOCUMENTATION          64        20,961,695.12       2.26      327,526.49        7.116      84.17         597
STATED DOCUMENTATION        1,280       343,947,642.25      37.15      268,709.10        7.504      85.81         609
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,892       925,824,491.90      100.00     237,878.85        7.217      88.70         606

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

                                                            % OF
                                                          POOL BY
                                                           UNPAID         AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
CREDIT SCORE                LOANS           BALANCE        BALANCE      BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

500 - 525                  280            58,963,868.98       6.37     210,585.25         8.743       73.24       513
526 - 550                  356            84,841,528.27       9.16     238,318.90         8.120       75.10       537
551 - 575                  461            99,295,158.11      10.73     215,390.80         7.708       83.66       563
576 - 600                  841           166,646,999.42      18.00     198,153.39         7.230       90.50       589
601 - 625                  762           183,303,653.83      19.80     240,555.98         6.947       91.72       613
626 - 650                  619           158,747,926.94      17.15     256,458.69         6.845       93.47       637
651 - 675                  362           112,370,162.08      12.14     310,414.81         6.620       95.18       663
676 - 700                  140            40,322,915.60       4.36     288,020.83         6.527       94.59       687
701 - 725                   38            11,429,985.38       1.23     300,789.09         6.547       89.13       712
726 - 750                   19             5,213,037.37       0.56     274,370.39         6.470       94.68       737
751 - 775                   10             3,291,324.20       0.36     329,132.42         6.639       77.28       759
776 - 800                    2               545,912.39       0.06     272,956.20         6.664       91.03       786
801 - 825                    2               852,019.33       0.09     426,009.67         6.355       80.00       811
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,892           925,824,491.90     100.00     237,878.85         7.217       88.70       606

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                               THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
PREPAYMENT PENALTY TERM    NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                     LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

 0                           862        186,325,475.08       20.13         216,154.84        7.584        88.52        601
12                           473        122,978,543.79       13.28         259,996.92        7.349        87.74        610
24                          2,186       532,997,264.88       57.57         243,823.09        7.106        89.51        606
30                            2            351,444.69         0.04         175,722.35        6.567        80.00        651
36                           369         83,171,763.46        8.98         225,397.73        6.909        85.40        613
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,892        925,824,491.90      100.00        237,878.85        7.217        88.70        606

-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTION BY LIEN TYPE
----------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
LIEN TYPE                    LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
----------------------------------------------------------------------------------------------------------------------------------

First Lien                  3,676        913,223,531.88      98.64        248,428.60          7.176       88.56        606
Second Lien                  216          12,600,960.02       1.36         58,337.78         10.188       99.29        631
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,892        925,824,491.90      100.00       237,878.85          7.217       88.70        606

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                              THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY MAXIMUM MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
MAXIMUM MORTGAGE RATE (%)    LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

11.000 - 11.499              30           11,076,788.16         1.30       369,226.27         5.350      91.07          649
11.500 - 11.999             200           72,089,144.67         8.44       360,445.72         5.820      92.32          641
12.000 - 12.499             331          105,570,371.16        12.36       318,943.72         6.239      92.01          636
12.500 - 12.999             815          234,344,285.39        27.43       287,539.00         6.731      92.44          621
13.000 - 13.499             567          134,876,090.33        15.79       237,876.70         7.189      90.88          600
13.500 - 13.999             621          140,992,233.64        16.50       227,040.63         7.674      88.08          591
14.000 - 14.499             286           56,000,972.34         6.55       195,807.60         8.053      86.77          575
14.500 - 14.999             261           51,032,389.31         5.97       195,526.40         8.545      81.46          553
15.000 - 15.499              90           15,594,707.21         1.83       173,274.52         8.942      79.81          540
15.500 - 15.999              71           10,568,559.71         1.24       148,852.95         9.567      71.88          535
16.000 - 16.499              43            7,443,936.60         0.87       173,114.80         9.973      69.78          529
16.500 - 16.999              36            6,809,862.72         0.80       189,162.85        10.670      62.68          533
17.000 - 17.499              19            3,842,709.83         0.45       202,247.89        11.196      64.37          534
17.500 - 17.999              18            2,893,230.92         0.34       160,735.05        11.445      61.90          527
18.000 - 18.499               5              678,295.98         0.08       135,659.20        12.161      66.54          515
18.500 - 18.999               2             260,600.30          0.03       130,300.15        11.500      58.61          514
19.000 - 19.499               2             382,466.03          0.04       191,233.02        12.177      66.46          529
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397        854,456,644.30        100.00      251,532.72         7.178      89.17          605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

-------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY MINIMUM MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
MINIMUM MORTGAGE RATE (%)    LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                 31           11,238,141.73         1.32       362,520.70         5.349      91.20      648
5.500 - 5.999                212           77,557,018.50         9.08       365,834.99         5.817      92.26      641
6.000 - 6.499                346          110,146,149.57        12.89       318,341.47         6.247      91.65      635
6.500 - 6.999                837          238,308,569.54        27.89       284,717.53         6.747      92.22      620
7.000 - 7.499                579          136,895,234.38        16.02       236,433.91         7.236      90.87      598
7.500 - 7.999                631          142,351,516.79        16.66       225,596.70         7.725      87.80      588
8.000 - 8.499                273           50,862,324.06         5.95       186,308.88         8.227      87.00      573
8.500 - 8.999                239           44,608,138.79         5.22       186,644.93         8.700      80.83      551
9.000 - 9.499                 81           13,772,302.03         1.61       170,028.42         9.203      77.12      531
9.500 - 9.999                 62            9,541,405.46         1.12       153,893.64         9.748      70.86      530
10.000 - 10.499               31            5,388,121.27         0.63       173,810.36        10.281      67.72      529
10.500 - 10.999               37            6,837,612.81         0.80       184,800.35        10.789      62.29      535
11.000 - 11.499               18            3,712,896.01         0.43       206,272.00        11.252      64.66      534
11.500 - 11.999               14            2,240,849.24         0.26       160,060.66        11.718      61.70      524
12.000 - 12.499                6             996,364.12          0.12       166,060.69        12.216      65.64      521
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397        854,456,644.30        100.00      251,532.72         7.178      89.17      605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION BY GROSS MARGIN
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
MARGIN (%)                   LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

4.000 - 4.499                  3          1,123,997.33        0.13        374,665.78         5.169       99.36        667
4.500 - 4.999                 72         25,650,413.72        3.00        356,255.75         5.499       93.13        645
5.000 - 5.499                278        100,682,330.08       11.78        362,166.65         5.965       90.97        639
5.500 - 5.999                521        152,723,313.73       17.87        293,134.96         6.457       93.06        632
6.000 - 6.499                725        196,371,358.91       22.98        270,857.05         6.916       92.11        613
6.500 - 6.999               1,797       377,529,980.53       44.18        210,089.03         8.049       85.29        577
7.000 - 7.499                  1           375,250.00         0.04        375,250.00         7.000       95.00        640
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397       854,456,644.30       100.00       251,532.72         7.178       89.17        605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY INITIAL INTEREST RATE CAP
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
INITIAL RATE CAP (%)         LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2.000                       3,184      802,828,697.57         93.96         252,144.69      7.173        89.52        606
3.000                        213       51,627,946.73           6.04         242,384.73      7.256        83.74        588
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397      854,456,644.30         100.00        251,532.72      7.178        89.17        605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY PERIODIC INTEREST RATE CAP
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
PERIODIC RATE CAP (%)        LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.500                       3,397      854,456,644.30         100.00       251,532.72       7.178        89.17        605
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397      854,456,644.30         100.00       251,532.72       7.178        89.17        605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                THE MORTGAGE LOANS (TOTAL COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
NEXT RATE ADJUSTMENT DATE    LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

January 01, 2007               1           83,223.07           0.01        83,223.07        9.050       69.08         525
February 01, 2007              2           511,179.73          0.06       255,589.87        6.321       95.54         607
March 01, 2007                 5          1,506,170.96         0.18       301,234.19        7.612       74.45         521
April 01, 2007                22          5,103,185.97         0.60       231,963.00        6.995       83.31         577
May 01, 2007                 134         32,213,166.33         3.77       240,396.76        7.134       86.39         597
June 01, 2007                220         55,468,039.85         6.49       252,127.45        7.366       85.94         589
July 01, 2007               2,913       731,835,408.53        85.65       251,230.83        7.181       89.58         605
March 01, 2008                 1           114,319.06          0.01       114,319.06        7.990       85.00         571
June 01, 2008                  3           596,547.76          0.07       198,849.25        7.602       90.03         584
July 01, 2008                 80         22,919,511.09         2.68       286,493.89        6.741       90.87         634
May 01, 2010                   1           494,567.83          0.06       494,567.83        5.650       95.00         747
June 01, 2010                  1           139,826.94          0.02       139,826.94        7.300      100.00         613
July 01, 2010                 14          3,471,497.18         0.41       247,964.08        7.117       83.61         615
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397       854,456,644.30        100.00      251,532.72        7.178       89.17         605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COLLATERAL SUMMARY
--------------------------------------------------------------------------------

               Statistics for the Mortgage Loans listed below are
                 based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                           $854,456,644.30

NUMBER OF MORTGAGE LOANS:                                   3,397

AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $251,532.72

WEIGHTED AVERAGE GROSS COUPON:                              7.178%

INITIAL WEIGHTED AVERAGE NET COUPON(1):                     6.678%

WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                   605

WEIGHTED AVERAGE ORIGINAL LTV RATIO:                        80.19%

WEIGHTED AVERAGE COMBINED LTV RATIO:                        89.17%

WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):             356

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                     360

WEIGHTED AVERAGE ROLL TERM2 (MONTHS):                        20

WEIGHTED AVERAGE GROSS MARGIN(2):                           6.260%

WEIGHTED AVERAGE INITIAL RATE CAP(2):                       2.060%

WEIGHTED AVERAGE PERIODIC RATE CAP(2):                      1.500%

WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):            13.239%

WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):            7.185%

INTEREST ONLY LOANS:                                        40.04%

PREPAYMENT PENALTY:                                         79.77%
Second Lien:                                                0.00%

--------------------------------------------------------------------------------

(1) Servicing Fee is 50 bps

(2) Includes adjustable-rate Mortgage Loans only.

(3) Does not include loans with no credit score available.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                         THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY PRODUCT TYPE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
PRODUCT TYPE                LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2Y/6M ARMS                   2,166      498,756,989.28        58.37       230,266.38        7.559      85.22          586
2Y/6M ARMS -IO               1,131      327,963,385.16        38.38       289,976.47        6.630      95.12          630
3Y/6M ARMS                     39         9,483,320.87         1.11       243,162.07        7.425      85.55          614
3Y/6M ARMS -IO                 45        14,147,057.04         1.66       314,379.05        6.329      94.36          644
5Y/6M ARMS                     16        4,105,891.95          0.48       256,618.25        6.947      85.54          630
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397      854,456,644.30        100.00      251,532.72        7.178      89.17          605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
CURRENT GROSS              NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
MORTGAGE RATE (%)            LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                33          11,890,368.73         1.39       360,314.20         5.341      91.68         648
5.500 - 5.999               219          80,410,447.08         9.41       367,170.99         5.818      91.99         640
6.000 - 6.499               353         112,364,727.04        13.15       318,313.67         6.249      91.43         634
6.500 - 6.999               822         233,000,336.49        27.27       283,455.40         6.765      92.41         620
7.000 - 7.499               578         136,479,234.38        15.97       236,123.24         7.239      90.86         598
7.500 - 7.999               631         142,351,516.79        16.66       225,596.70         7.725      87.80         588
8.000 - 8.499               273          50,862,324.06         5.95       186,308.88         8.227      87.00         573
8.500 - 8.999               239          44,608,138.79         5.22       186,644.93         8.700      80.83         551
9.000 - 9.499                81          13,772,302.03         1.61       170,028.42         9.203      77.12         531
9.500 - 9.999                62           9,541,405.46         1.12       153,893.64         9.748      70.86         530
10.000 - 10.499              31           5,388,121.27         0.63       173,810.36        10.281      67.72         529
10.500 - 10.999              37           6,837,612.81         0.80       184,800.35        10.789      62.29         535
11.000 - 11.499              18           3,712,896.01         0.43       206,272.00        11.252      64.66         534
11.500 - 11.999              14           2,240,849.24         0.26       160,060.66        11.718      61.70         524
12.000 - 12.499               6           996,364.12           0.12       166,060.69        12.216      65.64         521
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397       854,456,644.30         00.00      251,532.72         7.178      89.17         605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                   THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.         WTD. AVG.    WTD. AVG.    NON-ZERO
CURRENT UNPAID              NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)         LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00            10           480,980.25       0.06          48,098.03       10.049        64.89        556
50,000.01 - 75,000.00           101         6,460,608.08       0.76          63,966.42        8.795        87.20        571
75,000.01 - 100,000.00          204        18,190,993.67       2.13          89,171.54        7.993        86.28        585
100,000.01 - 125,000.00         366        41,093,980.21       4.81         112,278.63        7.703        91.01        588
125,000.01 - 150,000.00         297        40,825,838.15       4.78         137,460.73        7.730        89.97        592
150,000.01 - 175,000.00         305        49,395,744.36       5.78         161,953.26        7.466        90.32        591
175,000.01 - 200,000.00         280        52,586,968.06       6.15         187,810.60        7.504        87.08        590
200,000.01 - 225,000.00         294        62,507,593.59       7.32         212,610.86        7.350        87.57        596
225,000.01 - 250,000.00         203        48,198,179.59       5.64         237,429.46        7.387        88.05        595
250,000.01 - 275,000.00         192        50,469,357.42       5.91         262,861.24        7.158        87.74        601
275,000.01 - 300,000.00         172        49,482,847.04       5.79         287,690.97        7.099        90.04        603
300,000.01 - 333,700.00         186        58,745,175.87       6.88         315,834.28        7.156        88.47        601
333,700.01 - 350,000.00          69        23,519,551.12       2.75         340,863.06        6.920        89.98        603
350,000.01 - 500,000.00         449       186,593,158.49      21.84         415,574.96        6.898        90.72        617
500,000.01 - 600,000.00         144        78,978,083.04       9.24         548,458.91        6.902        91.10        620
600,000.01 - 700,000.00          70        45,250,038.51       5.30         646,429.12        6.949        89.40        613
700,000.01 - 800,000.00          47        34,347,628.90       4.02         730,800.61        6.580        86.22        623
800,000.01 - 900,000.00           3        2,491,599.99        0.29         830,533.33        6.111        73.64        643
900,000.01 -1,000,000.00          5        4,838,317.96        0.57         967,663.59        6.498        72.36        610
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,397     854,456,644.30      100.00        251,532.72        7.178        89.17        605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.    WTD. AVG.    NON-ZERO
ORIGINAL                    NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)         LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00            6           290,799.91        0.03           48,466.65       10.341     71.20         553
50,000.01 - 75,000.00           91         5,615,076.52        0.66           61,704.14        8.911     84.93         568
75,000.01 - 100,000.00         198        17,243,925.93        2.02           87,090.53        8.013     86.71         586
100,000.01 - 125,000.00        353        39,001,444.15        4.56          110,485.68        7.660     91.07         589
125,000.01 - 150,000.00        303        40,901,025.90        4.79          134,986.88        7.802     89.83         590
150,000.01 - 175,000.00        297        47,352,886.75        5.54          159,437.33        7.426     90.88         593
175,000.01 - 200,000.00        278        51,303,620.25        6.00          184,545.40        7.472     87.32         591
200,000.01 - 225,000.00        295        61,843,797.23        7.24          209,639.99        7.354     87.89         596
225,000.01 - 250,000.00        210        49,019,230.34        5.74          233,424.91        7.412     87.89         595
250,000.01 - 275,000.00        180        46,475,563.19        5.44          258,197.57        7.212     88.48         599
275,000.01 - 300,000.00        186        52,621,186.85        6.16          282,909.61        7.111     88.29         600
300,000.01 - 333,700.00        182        56,548,674.43        6.62          310,707.00        7.119     88.99         605
333,700.01 - 350,000.00         80        26,826,698.05        3.14          335,333.73        7.045     89.00         600
350,000.01 - 500,000.00        458       188,059,469.72       22.01          410,610.20        6.901     90.80         617
500,000.01 - 600,000.00        150        81,461,663.11        9.53          543,077.75        6.887     91.00         622
600,000.01 - 700,000.00         72        46,142,999.15        5.40          640,874.99        7.000     88.94         608
700,000.01 - 800,000.00         50        36,418,664.87        4.26          728,373.30        6.629     86.33         622
800,000.01 - 900,000.00          3        2,491,599.99         0.29          830,533.33        6.111     73.64         643
900,000.01 -1,000,000.00         5        4,838,317.96         0.57          967,663.59        6.498     72.36         610
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,397     854,456,644.30       100.00         251,532.72        7.178     89.17         605

(1)  All weighted averages based on Original Principal Balance.

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

-------------------------------------------------------------------------------------------------------------------------------
                                        THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
REMAINING TERM              NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                      LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

241 - 365                 3,397           854,456,644.30     100.00        251,532.72         7.178       89.17       605
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,397           854,456,644.30     100.00        251,532.72         7.178       89.17       605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
ORIGINAL TERM               NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                      LOANS           BALANCE         BALANCE        BALANCE         COUPON    COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

301 - 365                 3,397           854,456,644.30      100.00        251,532.72      7.178       89.17          605
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,397           854,456,644.30      100.00        251,532.72      7.178       89.17          605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                     THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY COMBINED LTV
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.  WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL       GROSS     ORIGINAL     WTD. AVG.
COMBINED LTV (%)              LOANS           BALANCE         BALANCE        BALANCE        COUPON    COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                      7          562,941.79          0.07        80,420.26        7.542      18.31         571
25.01 - 30.00                     4          473,914.79          0.06       118,478.70        7.718      29.09         563
30.01 - 35.00                     6          736,563.52          0.09       122,760.59        8.095      33.06         571
35.01 - 40.00                    12         1,877,421.87         0.22       156,451.82        8.225      37.10         569
40.01 - 45.00                    17         4,462,273.08         0.52       262,486.65        7.466      42.71         575
45.01 - 50.00                    32         5,970,985.99         0.70       186,593.31        7.704      47.51         562
50.01 - 55.00                    33         6,414,098.33         0.75       194,366.62        8.312      52.76         555
55.01 - 60.00                    43        11,101,511.63         1.30       258,174.69        8.001      58.09         575
60.01 - 65.00                    88        21,019,330.66         2.46       238,856.03        8.750      63.73         551
65.01 - 70.00                   133        30,557,045.27         3.58       229,752.22        8.341      68.89         554
70.01 - 75.00                   170        43,701,139.74         5.11       257,065.53        7.760      74.12         560
75.01 - 80.00                   474       130,034,703.78        15.22       274,334.82        7.417      79.57         579
80.01 - 85.00                   171        47,479,279.97         5.56       277,656.61        7.036      84.44         591
85.01 - 90.00                   310        89,703,701.86        10.50       289,366.78        7.002      89.69         612
90.01 - 95.00                   348        91,290,362.52        10.68       262,328.63        7.121      94.75         609
95.01 - 100.00                 1,549      369,071,369.50        43.19       238,264.28        6.849      99.94         628
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,397      854,456,644.30        100.00      251,532.72        7.178      89.17         605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION BY ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
ORIGINAL LTV (%)              LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                    7          562,941.79          0.07        80,420.26        7.542        18.31        571
25.01 - 30.00                   4          473,914.79          0.06       118,478.70        7.718        29.09        563
30.01 - 35.00                   6          736,563.52          0.09       122,760.59        8.095        33.06        571
35.01 - 40.00                  12         1,877,421.87         0.22       156,451.82        8.225        37.10        569
40.01 - 45.00                  18         4,566,579.01         0.53       253,698.83        7.469        44.01        573
45.01 - 50.00                  32         5,970,985.99         0.70       186,593.31        7.704        47.51        562
50.01 - 55.00                  33         6,414,098.33         0.75       194,366.62        8.312        52.76        555
55.01 - 60.00                  45        11,708,956.29         1.37       260,199.03        7.969        58.61        575
60.01 - 65.00                  89        21,120,172.01         2.47       237,305.30        8.763        63.91        551
65.01 - 70.00                 137        30,612,891.59         3.58       223,451.76        8.386        69.33        555
70.01 - 75.00                 175        45,517,846.72         5.33       260,101.98        7.694        74.98        561
75.01 - 80.00                1,854      485,631,447.05        56.84       261,937.13        6.923        93.93        617
80.01 - 85.00                 261        64,382,130.73         7.53       246,674.83        7.062        88.28        593
85.01 - 90.00                 640       152,285,071.70        17.82       237,945.42        7.222        93.27        604
90.01 - 95.00                  55        15,277,232.32         1.79       277,767.86        7.257        94.79        634
95.01 - 100.00                 29         7,318,390.59         0.86       252,358.30        7.859        99.87        650
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397      854,456,644.30        100.00      251,532.72        7.178        89.17        605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                    THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY STATE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
STATE                         LOANS           BALANCE         BALANCE        BALANCE          COUPON    COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                    788          281,473,269.13        32.94       357,199.58        6.792      88.52        614
NEW YORK                      239           80,585,575.55         9.43       337,178.14        7.185      85.92        608
FLORIDA                       386           76,599,289.62         8.96       198,443.76        7.466      88.34        597
NEW JERSEY                    197           54,163,977.94         6.34       274,944.05        7.486      85.62        594
MARYLAND                      180           46,433,523.46         5.43       257,964.02        7.384      87.60        598
VIRGINIA                      145           41,318,716.41         4.84       284,956.66        7.328      90.26        606
ILLINOIS                      199           38,343,590.05         4.49       192,681.36        7.325      91.89        604
MASSACHUSETTS                 144           38,274,441.29         4.48       265,794.73        7.543      86.11        592
GEORGIA                       191           30,799,701.49         3.60       161,254.98        7.388      95.98        603
MINNESOTA                      79           14,223,608.62         1.66       180,045.68        7.060      96.10        606
COLORADO                       71           14,111,833.63         1.65       198,758.22        7.063      92.92        606
ARIZONA                        63           13,686,787.09         1.60       217,250.59        7.251      90.65        598
NEVADA                         49           12,955,756.27         1.52       264,403.19        7.161      89.25        611
CONNECTICUT                    53           11,322,710.32         1.33       213,636.04        7.179      92.15        604
HAWAII                         30            9,786,040.82         1.15       326,201.36        6.691      95.24        626
MICHIGAN                       78            9,399,595.86         1.10       120,507.64        7.912      94.71        582
NORTH CAROLINA                 57            8,955,293.08         1.05       157,110.40        7.398      94.85        594
WASHINGTON                     35            8,600,665.00         1.01       245,733.29        7.402      91.77        606
OTHER                         413           63,422,268.67         7.42       153,564.82        7.552      91.41        592
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397         854,456,644.30       100.00       251,532.72        7.178      89.17        605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                      THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
OCCUPANCY TYPE                LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

INVESTOR                       202        41,019,980.11        4.80        203,069.21         7.586       84.97         627
OWNER OCCUPIED                3,170      806,937,809.97       94.44        254,554.51         7.158       89.46         603
SECOND HOME                     25         6,498,854.22        0.76        259,954.17         6.997       80.00         622
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,397      854,456,644.30       100.00       251,532.72         7.178       89.17         605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                             UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
PROPERTY TYPE                 LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2-4 UNIT                      294         86,328,866.76       10.10        293,635.60         7.301       87.45        609
CONDO                         198         45,045,650.34        5.27        227,503.28         7.126       91.87        614
ONE FAMILY                   2,905       723,082,127.20       84.62        248,909.51         7.166       89.21        604
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397       854,456,644.30       100.00       251,532.72         7.178       89.17        605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY LOAN PURPOSE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
LOAN PURPOSE                  LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

Cash Out Refinance            1,160       304,984,788.61       35.69       262,917.92         7.370      81.84         587
Debt-Consolidation             266        71,163,393.69         8.33       267,531.56         7.353      80.40         585
Home Improvement                54        16,562,303.15         1.94       306,709.32         6.896      81.73         593
Purchase                      1,902       458,311,086.11       53.64       240,962.72         7.031      95.76         620
Rate/Term Refinance             15         3,435,072.74         0.40       229,004.85         7.475      78.95         590
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,397       854,456,644.30       100.00      251,532.72         7.178      89.17         605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH

CERTIFICATES

                                     THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY DOCUMENTATION TYPE
-------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID          AVG.          WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
DOCUMENTATION TYPE            LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION            2,168          510,179,435.60        59.71       235,322.62        6.987      91.07      603
LIMITED DOCUMENTATION           58            18,753,697.95         2.19       323,339.62        7.116      85.35      600
STATED DOCUMENTATION          1,171          325,523,510.75        38.10       277,987.63        7.481      86.43      608
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,397          854,456,644.30        100.00      251,532.72        7.178      89.17      605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID          AVG.          WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
CREDIT SCORE                  LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

500 - 525                   272            57,881,765.68          6.77        212,800.61       8.742        73.36       513
526 - 550                   339            81,655,902.10          9.56        240,872.87       8.133        75.29       537
551 - 575                   420            91,324,533.72         10.69        217,439.37       7.707        84.56       563
576 - 600                   754           155,226,971.18         18.17        205,871.31       7.205        91.18       589
601 - 625                   646           170,121,176.70         19.91        263,345.47       6.856        92.27       613
626 - 650                   476           140,582,265.20         16.45        295,340.89       6.696        94.23       637
651 - 675                   323           104,945,497.16         12.28        324,908.66       6.585        95.17       663
676 - 700                   117            36,367,748.81          4.26        310,835.46       6.457        95.77       687
701 - 725                    29             9,228,507.26          1.08        318,224.39       6.547        91.60       711
726 - 750                    11             3,859,166.97          0.45        350,833.36       6.385        98.51       736
751 - 775                     8             2,431,111.39          0.28        303,888.92       6.724        85.82       759
776 - 800                     1              448,000.00           0.05        448,000.00       6.700       100.00       786
801 - 825                     1              383,998.13           0.04        383,998.13       6.800        80.00       813
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397         854,456,644.30         100.00       251,532.72       7.178        89.17       605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                  THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
PREPAYMENT PENALTY TERM     NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                      LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

 0                            735        172,896,216.68        20.23         235,232.95       7.530        88.63        600
12                            403        110,300,004.06        12.91         273,697.28       7.343        88.70        608
24                           2,063       522,176,760.49        61.11         253,115.25       7.066        89.43        605
36                            196         49,083,663.07         5.74         250,426.85       6.757        89.45        609
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397       854,456,644.30        100.00        251,532.72       7.178        89.17        605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY LIEN TYPE
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
LIEN TYPE                     LOANS          BALANCE          BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

First Lien                  3,397        854,456,644.30       100.00        251,532.72        7.178       89.17       605
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397        854,456,644.30       100.00        251,532.72        7.178       89.17       605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                        THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY MAXIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
MAXIMUM MORTGAGE RATE (%)     LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

11.000 - 11.499                30           11,076,788.16         1.30       369,226.27       5.350       91.07      649
11.500 - 11.999               200           72,089,144.67         8.44       360,445.72       5.820       92.32      641
12.000 - 12.499               331          105,570,371.16        12.36       318,943.72       6.239       92.01      636
12.500 - 12.999               815          234,344,285.39        27.43       287,539.00       6.731       92.44      621
13.000 - 13.499               567          134,876,090.33        15.79       237,876.70       7.189       90.88      600
13.500 - 13.999               621          140,992,233.64        16.50       227,040.63       7.674       88.08      591
14.000 - 14.499               286           56,000,972.34         6.55       195,807.60       8.053       86.77      575
14.500 - 14.999               261           51,032,389.31         5.97       195,526.40       8.545       81.46      553
15.000 - 15.499                90           15,594,707.21         1.83       173,274.52       8.942       79.81      540
15.500 - 15.999                71           10,568,559.71         1.24       148,852.95       9.567       71.88      535
16.000 - 16.499                43            7,443,936.60         0.87       173,114.80       9.973       69.78      529
16.500 - 16.999                36            6,809,862.72         0.80       189,162.85      10.670       62.68      533
17.000 - 17.499                19            3,842,709.83         0.45       202,247.89      11.196       64.37      534
17.500 - 17.999                18            2,893,230.92         0.34       160,735.05      11.445       61.90      527
18.000 - 18.499                 5             678,295.98          0.08       135,659.20      12.161       66.54      515
18.500 - 18.999                 2             260,600.30          0.03       130,300.15      11.500       58.61      514
19.000 - 19.499                 2             382,466.03          0.04       191,233.02      12.177       66.46      529
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,397        854,456,644.30        100.00      251,532.72       7.178       89.17      605

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION BY MINIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
MINIMUM MORTGAGE RATE (%)     LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                31           11,238,141.73         1.32       362,520.70         5.349      91.20         648
5.500 - 5.999               212           77,557,018.50         9.08       365,834.99         5.817      92.26         641
6.000 - 6.499               346          110,146,149.57        12.89       318,341.47         6.247      91.65         635
6.500 - 6.999               837          238,308,569.54        27.89       284,717.53         6.747      92.22         620
7.000 - 7.499               579          136,895,234.38        16.02       236,433.91         7.236      90.87         598
7.500 - 7.999               631          142,351,516.79        16.66       225,596.70         7.725      87.80         588
8.000 - 8.499               273           50,862,324.06         5.95       186,308.88         8.227      87.00         573
8.500 - 8.999               239           44,608,138.79         5.22       186,644.93         8.700      80.83         551
9.000 - 9.499                81           13,772,302.03         1.61       170,028.42         9.203      77.12         531
9.500 - 9.999                62            9,541,405.46         1.12       153,893.64         9.748      70.86         530
10.000 - 10.499              31            5,388,121.27         0.63       173,810.36        10.281      67.72         529
10.500 - 10.999              37            6,837,612.81         0.80       184,800.35        10.789      62.29         535
11.000 - 11.499              18            3,712,896.01         0.43       206,272.00        11.252      64.66         534
11.500 - 11.999              14            2,240,849.24         0.26       160,060.66        11.718      61.70         524
12.000 - 12.499               6             996,364.12          0.12       166,060.69        12.216      65.64         521
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397        854,456,644.30        100.00      251,532.72         7.178      89.17         605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                       THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY GROSS MARGIN
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
MARGIN (%)                    LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

4.000 - 4.499                   3           1,123,997.33        0.13        374,665.78         5.169       99.36       667
4.500 - 4.999                  72          25,650,413.72        3.00        356,255.75         5.499       93.13       645
5.000 - 5.499                 278         100,682,330.08       11.78        362,166.65         5.965       90.97       639
5.500 - 5.999                 521         152,723,313.73       17.87        293,134.96         6.457       93.06       632
6.000 - 6.499                 725         196,371,358.91       22.98        270,857.05         6.916       92.11       613
6.500 - 6.999                1,797        377,529,980.53       44.18        210,089.03         8.049       85.29       577
7.000 - 7.499                   1           375,250.00          0.04        375,250.00         7.000       95.00       640
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,397        854,456,644.30       100.00       251,532.72         7.178       89.17       605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                       THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY INITIAL INTEREST RATE CAP
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
INITIAL RATE CAP (%)          LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2.000                       3,184       802,828,697.57        93.96         252,144.69       7.173        89.52        606
3.000                        213         51,627,946.73         6.04         242,384.73       7.256        83.74        588
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397       854,456,644.30        100.00        251,532.72       7.178        89.17        605
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY PERIODIC INTEREST RATE CAP
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
PERIODIC RATE CAP (%)         LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

 1.500                       3,397      854,456,644.30        100.00        251,532.72        7.178        89.17        605
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      3,397      854,456,644.30        100.00        251,532.72        7.178        89.17        605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                    THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
NEXT RATE ADJUSTMENT DATE     LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

January 01, 2007               1              83,223.07          0.01        83,223.07        9.050       69.08      525
February 01, 2007              2             511,179.73          0.06       255,589.87        6.321       95.54      607
March 01, 2007                 5            1,506,170.96         0.18       301,234.19        7.612       74.45      521
April 01, 2007                22            5,103,185.97         0.60       231,963.00        6.995       83.31      577
May 01, 2007                 134           32,213,166.33         3.77       240,396.76        7.134       86.39      597
June 01, 2007                220           55,468,039.85         6.49       252,127.45        7.366       85.94      589
July 01, 2007               2,913         731,835,408.53        85.65       251,230.83        7.181       89.58      605
March 01, 2008                 1             114,319.06          0.01       114,319.06        7.990       85.00      571
June 01, 2008                  3             596,547.76          0.07       198,849.25        7.602       90.03      584
July 01, 2008                 80           22,919,511.09         2.68       286,493.89        6.741       90.87      634
May 01, 2010                   1              494,567.83         0.06       494,567.83        5.650       95.00      747
June 01, 2010                  1             139,826.94          0.02       139,826.94        7.300      100.00      613
July 01, 2010                 14            3,471,497.18         0.41       247,964.08        7.117       83.61      615
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,397         854,456,644.30        100.00      251,532.72        7.178       89.17      605

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

    ------------------------------------------------------------------------
                            COLLATERAL SUMMARY

               Statistics for the Mortgage Loans listed below are
                 based on the Cut-off Date scheduled balances.

         SCHEDULED PRINCIPAL BALANCE:                      $71,367,847.60

         NUMBER OF MORTGAGE LOANS:                               495

         AVERAGE SCHEDULED PRINCIPAL BALANCE:                $144,177.47

         WEIGHTED AVERAGE GROSS COUPON:                         7.683%

         INITIAL WEIGHTED AVERAGE NET COUPON(1):                7.183%

         WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(2):              622

         WEIGHTED AVERAGE ORIGINAL LTV RATIO:                   64.26%

         WEIGHTED AVERAGE COMBINED LTV RATIO:                   83.09%

         WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):        351

         WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                355

         INTEREST ONLY LOANS:                                   0.00%

         PREPAYMENT PENALTY:                                    81.18%

         SECOND LIENS:                                          17.66%

    ------------------------------------------------------------------------

    (1) Servicing Fee is 50 bps

    (2) Does not include loans with no credit score available.

    (2) Does not include loans with no credit score available.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                          THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY PRODUCT TYPE
------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                            NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
PRODUCT TYPE                  LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

FIXED                         279       58,766,887.58         82.34        210,634.01          7.146       79.61       620
FIXED 2NDS                    216       12,600,960.02         17.66         58,337.78         10.188       99.29       631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        495       71,367,847.60        100.00        144,177.47          7.683       83.09       622

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
CURRENT GROSS                NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
MORTGAGE RATE (%)              LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                 16            5,047,548.84          7.07        315,471.80        5.990      80.70       662
6.000 - 6.499                 36           10,741,422.08         15.05        298,372.84        6.308      76.34       662
6.500 - 6.999                 56           13,727,451.00         19.23        245,133.05        6.736      80.21       624
7.000 - 7.499                 45           10,076,261.48         14.12        223,916.92        7.221      79.73       607
7.500 - 7.999                 60           10,485,677.23         14.69        174,761.29        7.731      81.72       593
8.000 - 8.499                 23            3,791,831.46          5.31        164,862.24        8.220      74.73       606
8.500 - 8.999                 30            3,238,121.70          4.54        107,937.39        8.683      88.40       596
9.000 - 9.499                 10             990,505.54           1.39         99,050.55        9.353      86.27       579
9.500 - 9.999                 63            4,694,917.49          6.58         74,522.50        9.804      95.58       625
10.000 - 10.499               99            5,774,111.43          8.09         58,324.36       10.255      99.01       626
10.500 - 10.999               46            2,485,910.45          3.48         54,041.53       10.675      94.48       604
11.000 - 11.499                1              163,273.91          0.23        163,273.91       11.375     100.00       633
11.500 - 11.999                5              86,234.46           0.12         17,246.89       11.844      95.00       639
12.000 - 12.499                3              35,901.57           0.05         11,967.19       12.250      93.74       643
12.500 - 12.999                1              6,900.00            0.01          6,900.00       12.500      94.68       620
13.000 - 13.499                1              21,778.96           0.03         21,778.96       13.250      95.00       676
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        495          71,367,847.60         100.00       144,177.47        7.683      83.09       622

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                            THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
CURRENT                      NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)          LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                 37          656,388.11         0.92        17,740.22          10.733      98.53        626
25,000.01 - 50,000.00            81        2,859,512.35         4.01        35,302.62          10.142      97.21        626
50,000.01 - 75,000.00            56        3,570,807.02         5.00        63,764.41           9.796      92.67        617
75,000.01 - 100,000.00           63        5,563,393.80         7.80        88,307.84           9.024      88.48        607
100,000.01 - 125,000.00          35        3,893,788.20         5.46       111,251.09           8.645      91.80        621
125,000.01 - 150,000.00          39        5,347,804.52         7.49       137,123.19           8.211      82.45        618
150,000.01 - 175,000.00          47        7,537,285.93        10.56       160,367.79           7.812      79.42        610
175,000.01 - 200,000.00          27        5,024,391.90         7.04       186,088.59           7.354      78.01        611
200,000.01 - 225,000.00          18        3,781,656.69         5.30       210,092.04           7.067      79.04        631
225,000.01 - 250,000.00          10        2,356,968.17         3.30       235,696.82           6.899      77.33        608
250,000.01 - 275,000.00          13        3,389,278.89         4.75       260,713.76           6.950      79.90        610
275,000.01 - 300,000.00          21        6,020,335.69         8.44       286,682.65           6.849      82.09        633
300,000.01 - 333,700.00           9        2,851,270.17         4.00       316,807.80           6.978      82.94        607
333,700.01 - 350,000.00           2         687,529.51          0.96       343,764.76           7.422      77.46        587
350,000.01 - 500,000.00          27       11,611,729.04        16.27       430,064.04           6.866      82.31        634
500,000.01 - 600,000.00           6        3,282,137.94         4.60       547,022.99           6.859      75.56        642
600,000.01 - 700,000.00           1         637,144.35          0.89       637,144.35           6.450      36.73        755
700,000.01 - 800,000.00           2        1,434,637.14         2.01       717,318.57           6.277      99.67        627
800,000.01 - 900,000.00           1         861,788.18          1.21       861,788.18           6.450      80.00        645
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           495      71,367,847.60        100.00      144,177.47           7.683      83.09        622

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------------------------------------------------------

                                                                % OF
                                                               POOL BY
                                                                UNPAID           AVG.        WTD. AVG.   WTD. AVG.   NON-ZERO
ORIGINAL                      NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL      PRINCIPAL        GROSS     ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)          LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                 34           582,215.68         0.82        17,123.99        10.784      98.34        624
25,000.01 - 50,000.00            81         2,784,733.75         3.90        34,379.43        10.180      97.13        627
50,000.01 - 75,000.00            51         3,125,807.21         4.38        61,290.34         9.814      93.86        620
75,000.01 - 100,000.00           66         5,662,627.14         7.93        85,797.38         9.037      88.01        606
100,000.01 - 125,000.00          36         3,893,835.36         5.46       108,162.09         8.864      91.50        617
125,000.01 - 150,000.00          39         5,250,909.52         7.36       134,638.71         8.239      84.03        622
150,000.01 - 175,000.00          47         7,439,074.70        10.42       158,278.19         7.748      78.53        609
175,000.01 - 200,000.00          27         4,918,363.10         6.89       182,161.60         7.570      79.94        610
200,000.01 - 225,000.00          20         4,135,456.84         5.79       206,772.84         7.050      78.35        618
225,000.01 - 250,000.00          10         2,304,339.44         3.23       230,433.94         6.865      79.60        646
250,000.01 - 275,000.00          13         3,336,219.48         4.67       256,632.27         7.009      79.18        600
275,000.01 - 300,000.00          20         5,682,521.49         7.96       284,126.07         6.812      81.96        628
300,000.01 - 333,700.00          10         3,081,465.53         4.32       308,146.55         6.951      81.11        625
333,700.01 - 350,000.00           3          993,229.45          1.39       331,076.48         7.303      83.23        584
350,000.01 - 500,000.00          27        11,467,552.40        16.07       424,724.16         6.839      82.63        637
500,000.01 - 600,000.00           7         3,775,926.84         5.29       539,418.12         6.975      74.79        630
600,000.01 - 700,000.00           1          637,144.35          0.89       637,144.35         6.450      36.73        755
700,000.01 - 800,000.00           2         1,434,637.14         2.01       717,318.57         6.277      99.67        627
800,000.01 - 900,000.00           1          861,788.18          1.21       861,788.18         6.450      80.00        645
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           495       71,367,847.60        100.00      144,177.47         7.683      83.09        622

--------------------------------------------------------------------------------------------------------------------------------

(1)  All weighted averages based on Original Principal Balance.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                         THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
REMAINING TERM               NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                       LOANS           BALANCE        BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

061 - 120                       9            121,053.55       0.17          13,450.39       11.310        95.96        636
121 - 180                      19          1,169,942.18       1.64          61,575.90        7.872        72.22        613
181 - 240                      22          1,166,586.14       1.63          53,026.64        7.930        72.05        637
301 - 365                     445         68,910,265.73      96.56         154,854.53        7.669        83.44        622
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        495         71,367,847.60     100.00         144,177.47        7.683        83.09        622

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
ORIGINAL TERM                NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
(MONTHS)                       LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

000 - 180                       28        1,290,995.73           1.81          46,106.99        8.194        74.44      615
181 - 240                       22        1,166,586.14           1.63          53,026.64        7.930        72.05      637
241 - 365                      445       68,910,265.73          96.56         154,854.53        7.669        83.44      622
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         495       71,367,847.60         100.00         144,177.47        7.683        83.09      622

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                          THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------------------------------------------------------

                                                                % OF
                                                               POOL BY
                                                               UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                             NUMBER OF    UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL        GROSS      ORIGINAL     WTD. AVG.
COMBINED LTV (%)               LOANS           BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                     1             83,136.65          0.12         83,136.65         7.600       22.98       586
25.01 - 30.00                    3            229,897.99          0.32         76,632.66         7.444       28.19       680
30.01 - 35.00                    1             83,012.18          0.12         83,012.18         8.350       30.91       505
35.01 - 40.00                    7          1,547,775.30          2.17        221,110.76         6.999       37.13       656
40.01 - 45.00                    8          1,313,437.92          1.84        164,179.74         7.248       42.94       636
45.01 - 50.00                   10          1,688,649.93          2.37        168,864.99         6.841       48.61       623
50.01 - 55.00                    6          1,552,955.00          2.18        258,825.83         7.040       52.57       597
55.01 - 60.00                   16          3,024,014.89          4.24        189,000.93         6.924       57.86       601
60.01 - 65.00                   18          4,139,266.80          5.80        229,959.27         6.913       62.96       595
65.01 - 70.00                   22          5,516,143.87          7.73        250,733.81         7.310       69.12       588
70.01 - 75.00                   19          4,164,250.04          5.83        219,171.05         7.503       73.88       602
75.01 - 80.00                   37          8,078,566.33         11.32        218,339.63         7.042       79.19       631
80.01 - 85.00                   12          2,100,727.10          2.94        175,060.59         7.275       84.52       599
85.01 - 90.00                   26          5,780,219.38          8.10        222,316.13         7.389       89.94       626
90.01 - 95.00                   40          4,232,633.82          5.93        105,815.85         8.373       94.85       626
95.01 - 100.00                 269         27,833,160.40         39.00        103,469.00         8.299       99.81       635
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         495         71,367,847.60        100.00        144,177.47         7.683       83.09       622

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID           AVG.         WTD. AVG.   WTD. AVG.    NON-ZERO
                           NUMBER OF      UNPAID PRINCIPAL    PRINCIPAL      PRINCIPAL         GROSS     ORIGINAL     WTD. AVG.
ORIGINAL LTV (%)             LOANS             BALANCE         BALANCE        BALANCE         COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                  217          12,684,096.67         17.77         58,452.06       10.171      98.79         630
25.01 - 30.00                  3             229,897.99           0.32         76,632.66        7.444      28.19         680
30.01 - 35.00                  1             83,012.18            0.12         83,012.18        8.350      30.91         505
35.01 - 40.00                  7            1,547,775.30          2.17        221,110.76        6.999      37.13         656
40.01 - 45.00                  8            1,313,437.92          1.84        164,179.74        7.248      42.94         636
45.01 - 50.00                 10            1,688,649.93          2.37        168,864.99        6.841      48.61         623
50.01 - 55.00                  7            1,993,973.77          2.79        284,853.40        6.931      53.72         603
55.01 - 60.00                 15            2,582,996.12          3.62        172,199.74        6.988      57.87         597
60.01 - 65.00                 18            4,139,266.80          5.80        229,959.27        6.913      62.96         595
65.01 - 70.00                 22            5,516,143.87          7.73        250,733.81        7.310      69.12         588
70.01 - 75.00                 20            4,246,444.38          5.95        212,322.22        7.529      74.38         600
75.01 - 80.00                111           23,652,905.76         33.14        213,089.24        7.020      92.61         638
80.01 - 85.00                 15            2,702,431.31          3.79        180,162.09        7.148      87.86         606
85.01 - 90.00                 34            7,303,770.17         10.23        214,816.77        7.492      91.42         615
90.01 - 95.00                  5            1,316,193.66          1.84        263,238.73        7.060      94.97         659
95.01 - 100.00                 2             366,851.77           0.51        183,425.89        7.732     100.00         636
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        495          71,367,847.60         100.00       144,177.47        7.683      83.09         622

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                             THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION BY STATE
------------------------------------------------------------------------------------------------------------------------------------

                                                              % OF
                                                             POOL BY
                                                              UNPAID           AVG.          WTD. AVG.     WTD. AVG.     NON-ZERO
                        NUMBER OF       UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL        GROSS        ORIGINAL      WTD. AVG.
 STATE                    LOANS             BALANCE           BALANCE         BALANCE         COUPON       COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA                111          18,391,297.88          25.77         165,687.37        8.001         79.73         621
 NEW YORK                  46           11,137,369.49          15.61         242,116.73        7.171         77.07         633
 FLORIDA                   56           7,303,168.94           10.23         130,413.73        7.617         84.13         627
 NEW JERSEY                29           5,271,215.28           7.39          181,766.04        7.481         76.41         604
 HAWAII                    13           3,967,051.01           5.56          305,157.77        6.747         75.50         650
 MARYLAND                  20           3,149,419.54           4.41          157,470.98        7.510         90.68         627
 GEORGIA                   29           2,878,931.75           4.03          99,273.51         8.053         97.54         628
 ILLINOIS                  32           2,604,532.22           3.65          81,391.63         8.148         89.01         614
 VIRGINIA                  19           2,032,019.04           2.85          106,948.37        7.812         92.89         596
 MASSACHUSETTS             10           1,247,798.58           1.75          124,779.86        8.476         82.14         572
 TEXAS                     12           1,179,472.25           1.65          98,289.35         8.642         94.31         589
 NORTH CAROLINA            8            1,117,969.57           1.57          139,746.20        7.423         80.94         603
 ARIZONA                   9            1,065,871.68           1.49          118,430.19        7.935         83.96         609
 COLORADO                  19           1,048,089.55           1.47          55,162.61         8.819         96.43         632
 MINNESOTA                 8            1,033,568.94           1.45          129,196.12        7.310         93.04         613
 WASHINGTON                2             822,995.57            1.15          411,497.79        6.076         86.41         670
 NEVADA                    7             768,868.93            1.08          109,838.42        7.932         90.42         611
 NEW MEXICO                3             766,889.76            1.07          255,629.92        7.970         88.59         630
 OTHER                     62           5,581,317.62           7.82          90,021.25         7.882         89.93         621
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                    495          71,367,847.60          100.00        144,177.47        7.683         83.09         622
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                             THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY OCCUPANCY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                           % OF
                                                          POOL OF
                                                          UNPAID            AVG.        WTD. AVG.   WTD. AVG.       NON-ZERO
                     NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL        WTD. AVG.
 OCCUPANCY TYPE        LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV      CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 INVESTOR                23          2,203,416.97           3.09          95,800.74       7.708       78.93            636
 OWNER OCCUPIED          469         68,640,641.81          96.18         146,355.31      7.684       83.45            622
 SECOND HOME              3           523,788.82            0.73          174,596.27      7.374       53.03            627
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                  495         71,367,847.60          100.00        144,177.47      7.683       83.09            622
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                          % OF
                                                         POOL OF
                                                          UNPAID            AVG.        WTD. AVG.   WTD. AVG.       NON-ZERO
                     NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL        WTD. AVG.
 PROPERTY TYPE         LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV      CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 2-4 UNIT                  38          6,753,157.41         9.46         177,714.67       7.460      78.03            631
 CONDO                     20          1,786,316.37         2.50         89,315.82        8.659      87.49            646
 ONE FAMILY                437         62,828,373.82        88.03        143,772.02       7.679      83.50            621
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                    495         71,367,847.60        100.00       144,177.47       7.683      83.09            622
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------

                                                          % OF
                                                         POOL OF
                                                          UNPAID            AVG.        WTD. AVG.   WTD. AVG.       NON-ZERO
                     NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL        WTD. AVG.
 LOAN PURPOSEE         LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV      CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 Cash Out Refinance     182           37,480,974.40         52.52        205,939.42      7.200       77.20            620
 Debt-Consolidation     39            7,520,608.87          10.54        192,836.12      7.146       75.33            602
 Home Improvement       12            2,538,175.86          3.56         211,514.66      7.034       82.43            618
 Purchase               260           23,462,209.35         32.88        90,239.27       8.707       94.96            632
 Rate/Term Refinance     2              365,879.12          0.51         182,939.56      7.006       88.71            656
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                 495           71,367,847.60         100.00       144,177.47      7.683       83.09            622

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                             THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                            % OF
                                                           POOL OF
                                                            UNPAID            AVG.        WTD. AVG.   WTD. AVG.       NON-ZERO
                       NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL        WTD. AVG.
 DOCUMENTATION TYPE      LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV      CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 FULL DOCUMENTATION        380          50,735,718.93        71.09         133,515.05       7.622      86.48             622
 LIMITED DOCUMENTATION      6            2,207,997.17         3.09         367,999.53       7.120      74.17             576
 STATED DOCUMENTATION      109          18,424,131.50        25.82         169,028.73       7.917      74.81             628
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                    495          71,367,847.60       100.00         144,177.47       7.683      83.09             622
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                         POOL OF
                                                          UNPAID            AVG.        WTD. AVG.   WTD. AVG.       NON-ZERO
                     NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL        WTD. AVG.
 CREDIT SCORE          LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV      CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 500 - 525                8           1,082,103.30          1.52         135,262.91       8.796      66.79            510
 526 - 550               17           3,185,626.17          4.46         187,389.77       7.774      70.19            535
 551 - 575               41           7,970,624.39          11.17        194,405.47       7.712      73.34            560
 576 - 600               87           11,420,028.24         16.00        131,264.69       7.577      81.34            588
 601 - 625               116          13,182,477.13         18.47        113,642.04       8.129      84.63            613
 626 - 650               143          18,165,661.74         25.45        127,032.60       7.997      87.60            636
 651 - 675               39           7,424,664.92          10.40        190,376.02       7.117      95.27            666
 676 - 700               23           3,955,166.79          5.54         171,963.77       7.162      83.76            688
 701 - 725                9           2,201,478.12          3.08         244,608.68       6.546      78.77            713
 726 - 750                8           1,353,870.40          1.90         169,233.80       6.710      83.74            737
 751 - 775                2             860,212.81          1.21         430,106.41       6.398      53.14            759
 776 - 800                1              97,912.39          0.14         97,912.39        6.500      50.00            787
 801 - 820                1             468,021.20          0.66         468,021.20       5.990      80.00            810
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                  495         71,367,847.60         100.00         144,177.47      7.683      83.09            622
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                             THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
 PREPAYMENT PENALTY TERM    NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 (MONTHS)                     LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 0                          127             13,429,258.40         18.82         105,742.19       8.271     87.02            612
 12                          70             12,678,539.73         17.77         181,122.00       7.403     79.46            632
 24                         123             10,820,504.39         15.16          87,971.58       9.069     93.61            629
 30                          2                351,444.69           0.49         175,722.35       6.567     80.00            651
 36                         173             34,088,100.39         47.76         197,041.04       7.127     79.58            620
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                     495             71,367,847.60        100.00         144,177.47       7.683     83.09            622
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION BY LIEN TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
                            NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 LIEN TYPE                    LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 First Lien                   279             58,766,887.58       82.34         210,634.01        7.146      79.61           620
 Second Lien                  216             12,600,960.02       17.66          58,337.78       10.188      99.29           631
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       495             71,367,847.60      100.00         144,177.47        7.683      83.09           622
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
    ------------------------------------------------------------------------

               Statistics for the Mortgage Loans listed below are
                 based on the Cut-off Date scheduled balances.

       SCHEDULED PRINCIPAL BALANCE:                        $342,110,442.20

       NUMBER OF MORTGAGE LOANS:                                1,176

       AVERAGE SCHEDULED PRINCIPAL BALANCE:                  $290,910.24

       WEIGHTED AVERAGE GROSS COUPON:                          6.618%

       INITIAL WEIGHTED AVERAGE NET COUPON(1):                 6.118%

       WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):               630

       WEIGHTED AVERAGE ORIGINAL LTV RATIO:                    81.67%

       WEIGHTED AVERAGE COMBINED LTV RATIO:                    95.08%

       WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):         356

       WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                 360

       WEIGHTED AVERAGE ROLL TERM2 (MONTHS):                    20

       WEIGHTED AVERAGE GROSS MARGIN(2):                       5.902%

       WEIGHTED AVERAGE INITIAL RATE CAP(2):                   2.045%

       WEIGHTED AVERAGE PERIODIC RATE CAP(2):                  1.500%

       WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):       12.664%

       WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):        6.630%

       INTEREST ONLY LOANS:                                    100.00%

       PREPAYMENT PENALTY:                                     83.72%

       SECOND LIEN:                                             0.00%

    ------------------------------------------------------------------------
    (1) Servicing Fee Schedule is 50 bps for months 1 to 10, 40 bps for months
        11 to 30, 65 bps for the remainder

    (2) Does not include loans with no credit score available.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY PRODUCT TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
                            NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 PRODUCT TYPE                 LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 2Y/6M ARMS -IO             1,131           327,963,385.16        95.86         289,976.47       6.630       95.12          630
 3Y/6M ARMS -IO              45              14,147,057.04         4.14         314,379.05       6.329       94.36          644
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                     1,176           342,110,442.20       100.00         290,910.24       6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
 CURRENT GROSS              NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 MORTGAGE RATE (%)            LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 5.000 - 5.499               23            8,660,141.73            2.53         376,527.90      5.328       94.82            650
 5.500 - 5.999              155           58,120,528.31           16.99         374,971.15      5.814       93.01            643
 6.000 - 6.499              217           70,037,463.61           20.47         322,753.29      6.243       93.38            636
 6.500 - 6.999              417           123,072,966.79          35.97         295,139.01      6.748       95.52            630
 7.000 - 7.499              203           50,405,889.74           14.73         248,304.88      7.194       96.93            619
 7.500 - 7.999              117           23,451,381.04            6.85         200,439.15      7.695       98.15            612
 8.000 - 8.499               36            6,960,361.00            2.03         193,343.36      8.166       97.71            601
 8.500 - 8.999               7             1,028,209.99            0.30         146,887.14      8.613       99.23            626
 9.000 - 9.499               1              373,499.99             0.11         373,499.99      9.100      100.00            607
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                     1,176         342,110,442.20          100.00        290,910.24      6.618       95.08            630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
 CURRENT UNPAID             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 PRINCIPAL BALANCE ($)        LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 50,000.01 - 75,000.00       6              395,079.99            0.12           65,846.67       7.959      100.00          616
 75,000.01 - 100,000.00      29            2,635,469.24           0.77           90,878.25       7.169       97.94          620
 100,000.01 - 125,000.00    118           13,210,354.27           3.86          111,952.15       7.147       96.92          610
 125,000.01 - 150,000.00     96           13,149,356.54           3.84          136,972.46       7.079       98.71          619
 150,000.01 - 175,000.00    104           16,825,083.43           4.92          161,779.65       6.926       98.23          619
 175,000.01 - 200,000.00     79           14,836,044.27           4.34          187,798.03       6.909       96.46          617
 200,000.01 - 225,000.00     93           19,798,336.85           5.79          212,885.34       6.620       94.87          625
 225,000.01 - 250,000.00     72           17,110,944.42           5.00          237,652.01       6.695       95.28          627
 250,000.01 - 275,000.00     68           17,833,924.55           5.21          262,263.60       6.697       96.01          622
 275,000.01 - 300,000.00     69           19,842,931.50           5.80          287,578.72       6.530       96.86          626
 300,000.01 - 333,700.00     69           21,716,544.65           6.35          314,732.53       6.583       94.99          625
 333,700.01 - 350,000.00     21            7,167,194.99           2.09          341,295.00       6.404       94.13          620
 350,000.01 - 500,000.00    209           87,517,779.74          25.58          418,745.36       6.475       95.54          640
 500,000.01 - 600,000.00     72           39,680,466.99          11.60          551,117.60       6.620       95.47          637
 600,000.01 - 700,000.00     35           22,799,387.00           6.66          651,411.06       6.610       93.35          641
 700,000.01 - 800,000.00     29           21,225,043.79           6.20          731,898.06       6.242       91.36          635
 800,000.01 - 900,000.00      3           2,491,599.99            0.73          830,533.33       6.111       73.64          643
 900,000.01 -1,000,000.00     4           3,874,899.99            1.13          968,725.00       6.224       74.55          628
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                     1,176        342,110,442.20         100.00          290,910.24       6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
 ORIGINAL                   NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 PRINCIPAL BALANCE ($)        LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 50,000.01 - 75,000.00         6             395,079.99            0.12          65,846.67        7.959     100.00           616
 75,000.01 - 100,000.00        29            2,635,469.24          0.77          90,878.25        7.169      97.94           620
 100,000.01 - 125,000.00      118           13,210,354.27          3.86         111,952.15        7.147      96.92           610
 125,000.01 - 150,000.00       96           13,149,356.54          3.84         136,972.46        7.079      98.71           619
 150,000.01 - 175,000.00      104           16,825,083.43          4.92         161,779.65        6.926      98.23           619
 175,000.01 - 200,000.00       79           14,836,044.27          4.34         187,798.03        6.909      96.46           617
 200,000.01 - 225,000.00       93           19,798,336.85          5.79         212,885.34        6.620      94.87           625
 225,000.01 - 250,000.00       72           17,110,944.42          5.00         237,652.01        6.695      95.28           627
 250,000.01 - 275,000.00       68           17,833,924.55          5.21         262,263.60        6.697      96.01           622
 275,000.01 - 300,000.00       69           19,842,931.50          5.80         287,578.72        6.530      96.86           626
 300,000.01 - 333,700.00       69           21,716,544.65          6.35         314,732.53        6.583      94.99           625
 333,700.01 - 350,000.00       21            7,167,194.99          2.09         341,295.00        6.404      94.13           620
 350,000.01 - 500,000.00      209           87,517,779.74         25.58         418,745.36        6.475      95.54           640
 500,000.01 - 600,000.00       72           39,680,466.99         11.60         551,117.60        6.620      95.47           637
 600,000.01 - 700,000.00       35           22,799,387.00          6.66         651,411.06        6.610      93.35           641
 700,000.01 - 800,000.00       29           21,225,043.79          6.20         731,898.06        6.242      91.36           635
 800,000.01 - 900,000.00        3            2,491,599.99          0.73         830,533.33        6.111      73.64           643
 900,000.01 -1,000,000.00       4            3,874,899.99          1.13         968,725.00        6.224      74.55           628
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       1,176         342,110,442.20        100.00        290,910.24        6.618      95.08           630

                                   (1) All weighted averages based on Original Principal Balance.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY REMAINING TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                POOL OF
                                                                 UNPAID            AVG.        WTD. AVG.   WTD. AVG.      NON-ZERO
 REMAINING TERM             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL       WTD. AVG.
 (MONTHS)                     LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV     CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 301 - 360                   1,176          342,110,442.20         100.00       290,910.24       6.618        95.08          630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176          342,110,442.20         100.00       290,910.24       6.618        95.08          630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY ORIGINAL TERM TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
 ORIGINAL TERM               NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 (MONTHS)                      LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 241 - 360                   1,176           342,110,442.20        100.00       290,910.24       6.618        95.08           630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176           342,110,442.20        100.00       290,910.24       6.618        95.08           630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY COMBINED LTV
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 COMBINED LTV (%)              LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 40.01 - 45.00                 1              840,600.00          0.25          840,600.00       6.100       42.03            621
 45.01 - 50.00                 2              484,000.00          0.14          242,000.00       6.620       47.22            581
 50.01 - 55.00                 4              588,311.00          0.17          147,077.75       6.168       51.57            636
 55.01 - 60.00                 3             1,315,000.00         0.38          438,333.33       6.173       58.60            627
 60.01 - 65.00                 2              784,100.00          0.23          392,050.00       6.720       61.90            613
 65.01 - 70.00                 7             2,075,281.25         0.61          296,468.75       5.881       68.55            645
 70.01 - 75.00                 13            6,377,999.98         1.86          490,615.38       6.256       73.81            625
 75.01 - 80.00                 61            20,980,613.68        6.13          343,944.49       6.328       79.43            636
 80.01 - 85.00                 47            16,204,527.42        4.74          344,777.18       6.399       84.20            621
 85.01 - 90.00                 96            36,018,780.26        10.53         375,195.63       6.671       89.65            626
 90.01 - 95.00                 95            34,472,740.32        10.08         362,870.95       6.609       94.56            629
 95.01 - 100.00               845           221,968,488.29        64.88         262,684.60       6.676       99.93            632
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176          342,110,442.20       100.00         290,910.24       6.618       95.08            630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 ORIGINAL LTV (%)              LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 40.01 - 45.00                 1            840,600.00              0.25        840,600.00       6.100        42.03           621
 45.01 - 50.00                 2            484,000.00              0.14        242,000.00       6.620        47.22           581
 50.01 - 55.00                 4            588,311.00              0.17        147,077.75       6.168        51.57           636
 55.01 - 60.00                 3           1,315,000.00             0.38        438,333.33       6.173        58.60           627
 60.01 - 65.00                 2            784,100.00              0.23        392,050.00       6.720        61.90           613
 65.01 - 70.00                 7           2,075,281.25             0.61        296,468.75       5.881        68.55           645
 70.01 - 75.00                15           7,454,249.98             2.18        496,950.00       6.231        76.30           624
 75.01 - 80.00                861         242,576,028.38           70.91        281,737.55       6.567        97.51           634
 80.01 - 85.00                90           24,501,140.63            7.16        272,234.90       6.539        89.71           620
 85.01 - 90.00                162          51,499,138.37           15.05        317,895.92       6.873        93.04           620
 90.01 - 95.00                20           7,378,192.61             2.16        368,909.63       7.071        94.71           641
 95.01 - 100.00                9           2,614,399.98             0.76        290,488.89       7.858        99.89           624
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176        342,110,442.20           100.00       290,910.24       6.618        95.08           630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION BY STATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 STATE                         LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA                    402           159,024,090.17         46.48       395,582.31        6.427       94.20         636
 FLORIDA                        96            23,393,744.72          6.84       243,684.84        6.858       95.39         623
 MARYLAND                       61            17,076,561.64          4.99       279,943.63        6.587       94.62         633
 NEW YORK                       40            15,286,583.03          4.47       382,164.58        6.534       95.08         640
 VIRGINIA                       48            14,970,919.72          4.38       311,894.16        6.866       96.92         636
 GEORGIA                        83            14,518,075.66          4.24       174,916.57        7.014       99.03         615
 NEW JERSEY                     40            14,229,500.98          4.16       355,737.52        6.592       91.68         626
 MASSACHUSETTS                  41            10,629,362.88          3.11       259,252.75        6.879       95.53         630
 COLORADO                       53             9,320,550.48          2.72       175,859.44        6.741       98.14         620
 ILLINOIS                       42             8,091,986.52          2.37       192,666.35        6.848       96.59         620
 ARIZONA                        28             7,138,531.38          2.09       254,947.55        6.790       91.99         616
 MINNESOTA                      40             6,946,173.82          2.03       173,654.35        6.739       99.26         625
 NEVADA                         23             6,302,300.80          1.84       274,013.08        6.693       93.43         627
 HAWAII                         14             4,851,060.00          1.42       346,504.29        6.482       97.75         630
 CONNECTICUT                    16             4,084,620.00          1.19       255,288.75        6.751       94.82         614
 NORTH CAROLINA                 19             3,466,954.99          1.01       182,471.32        6.761       98.32         626
 OTHER                         130            22,779,425.41          6.66       175,226.35        6.998       96.85         619
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       1,176          342,110,442.20        100.00       290,910.24        6.618       95.08         630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY OCCUPANCY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 OCCUPANCY TYPE                LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 OWNER OCCUPIED               1,176         342,110,442.20        100.00        290,910.24        6.618       95.08         630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       1,176         342,110,442.20        100.00        290,910.24        6.618       95.08         630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 PROPERTY TYPE                 LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 2-4 UNIT                      60            19,714,109.94         5.76         328,568.50       6.713        97.32          638
 CONDO                         84            22,839,888.92         6.68         271,903.44       6.615        96.42          632
 ONE FAMILY                  1,032          299,556,443.34         87.56        290,267.87       6.612        94.84          630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176          342,110,442.20        100.00        290,910.24       6.618        95.08          630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 LOAN PURPOSE                  LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 CASH OUT REFINANCE           285            87,360,538.32        25.54         306,528.20        6.550      90.30           627
 DEBT-CONSOLIDATION           78             28,222,338.86         8.25         361,824.86        6.465      88.07           626
 HOME IMPROVEMENT             18             5,280,590.15          1.54         293,366.12        6.445      89.90           642
 PURCHASE                     792           220,088,174.87        64.33         277,889.11        6.669      98.09           632
 RATE/TERM REFINANCE           3             1,158,800.00          0.34         386,266.67        6.378      79.30           616
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176          342,110,442.20        100.00        290,910.24        6.618      95.08           630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 DOCUMENTATION TYPE            LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 FULL DOCUMENTATION           1,009         277,586,055.98         81.14        275,110.07       6.565       94.82           623
 LIMITED DOCUMENTATION         19            7,092,140.24          2.07         373,270.54       7.080       88.50           619
 STATED DOCUMENTATION          148           57,432,245.98         16.79        388,055.72       6.816       97.17           666
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       1,176         342,110,442.20        100.00        290,910.24       6.618       95.08           630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 CREDIT SCORE                  LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 551 - 575                    8             2,601,530.00          0.76          325,191.25       6.795        91.37         567
 576 - 600                   303           70,101,883.70         20.49          231,359.35       6.979        95.17         590
 601 - 625                   347           96,782,598.43         28.29          278,912.39       6.627        94.31         612
 626 - 650                   242           76,174,123.61         22.27          314,769.11       6.552        94.80         638
 651 - 675                   192           67,847,324.73         19.83          353,371.48       6.445        96.00         663
 676 - 700                    60           20,098,449.74          5.87          334,974.16       6.253        96.27         687
 701 - 725                    14            4,486,519.99          1.31          320,465.71       6.405        95.86         714
 726 - 750                     6            2,390,512.00          0.70          398,418.67       6.055       100.00         734
 751 - 775                     3            1,179,500.00          0.34          393,166.67       6.270        92.49         758
 776 - 800                     1             448,000.00           0.13          448,000.00       6.700       100.00         786
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176         342,110,442.20        100.00         290,910.24       6.618        95.08         630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
 PREPAYMENT PENALTY TERM     NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 (MONTHS)                      LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 0                            229            55,690,412.90          16.28       243,189.58        6.924       95.56          627
 12                           95             30,259,061.37          8.84        318,516.44        6.767       94.33          632
 24                           766           232,041,534.84          67.83       302,926.29        6.558       95.11          631
 36                           86             24,119,433.09          7.05        280,458.52        6.297       94.70          634
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176          342,110,442.20         100.00       290,910.24        6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION BY LIEN TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 LIEN TYPE                     LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 First Lien                    1,176         342,110,442.20        100.00       290,910.24        6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                        1,176         342,110,442.20        100.00       290,910.24        6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY MAXIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 MAXIMUM MORTGAGE RATE (%)     LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 11.000 - 11.499               21            8,007,914.73            2.34       381,329.27      5.339       94.39            650
 11.500 - 11.999              142            52,059,970.79           15.22      366,619.51      5.814       93.09            645
 12.000 - 12.499              209            67,993,600.78           19.87      325,328.23      6.231       93.51            637
 12.500 - 12.999              419           125,520,410.21           36.69      299,571.38      6.704       95.51            630
 13.000 - 13.499              207            51,031,011.33           14.92      246,526.62      7.155       96.72            619
 13.500 - 13.999              127            26,924,495.14           7.87       212,003.90      7.562       97.15            614
 14.000 - 14.499               40            8,349,429.24            2.44       208,735.73      7.871       97.10            603
 14.500 - 14.999                8            1,168,209.99            0.34       146,026.25      8.534       97.98            623
 15.000 - 15.499                3            1,055,399.99            0.31       351,800.00      8.500       98.80            608
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       1,176         342,110,442.20          100.00      290,910.24      6.618       95.08            630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY MINIMUM MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 MINIMUM MORTGAGE RATE (%)     LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 5.000 - 5.499                 21            8,007,914.73         2.34          381,329.27       5.339        94.39         650
 5.500 - 5.999                151            56,516,853.34       16.52          374,283.80       5.812        93.26         644
 6.000 - 6.499                212            68,687,273.34       20.08          323,996.57       6.238        93.35         637
 6.500 - 6.999                427           126,263,059.03       36.91          295,698.03       6.728        95.39         630
 7.000 - 7.499                204            50,821,889.74       14.86          249,126.91       7.186        96.92         619
 7.500 - 7.999                117            23,451,381.04        6.85          200,439.15       7.695        98.15         612
 8.000 - 8.499                 36            6,960,361.00         2.03          193,343.36       8.166        97.71         601
 8.500 - 8.999                  7            1,028,209.99         0.30          146,887.14       8.613        99.23         626
 9.000 - 9.499                  1             373,499.99          0.11          373,499.99       9.100       100.00         607
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                       1,176         342,110,442.20       100.00         290,910.24       6.618        95.08         630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY GROSS MARGIN
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 MARGIN (%)                    LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 4.000 - 4.499                 3               1,123,997.33         0.33        374,665.78        5.169       99.36          667
 4.500 - 4.999                49              18,320,162.40         5.36        373,880.87        5.497       95.88          649
 5.000 - 5.499                191             70,321,588.82         20.56       368,175.86        5.960       91.80          640
 5.500 - 5.999                307             93,098,671.18         27.21       303,253.00        6.452       94.53          634
 6.000 - 6.499                340             95,727,924.84         27.98       281,552.72        6.915       96.63          625
 6.500 - 6.999                285             63,142,847.63         18.46       221,553.85        7.491       96.92          615
 7.000 - 7.499                 1               375,250.00            0.11       375,250.00        7.000       95.00          640
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,176           342,110,442.20        100.00       290,910.24        6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY INITIAL INTEREST RATE CAP
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 INITIAL RATE CAP (%)          LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 2.000                         1,132         326,611,585.51       95.47         288,526.14        6.630       95.20         631
 3.000                           44           15,498,856.69        4.53         352,246.74        6.350       92.63         625
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                        1,176         342,110,442.20       100.00        290,910.24        6.618       95.08         630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY PERIODIC INTEREST RATE CAP
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 PERIODIC RATE CAP (%)         LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 1.500                         1,176        342,110,442.20         100.00       290,910.24        6.618       95.08         630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                        1,176        342,110,442.20         100.00       290,910.24        6.618       95.08         630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       53

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                                 THE MORTGAGE LOANS (IO COLLATERAL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 POOL OF
                                                                  UNPAID            AVG.        WTD. AVG.   WTD. AVG.     NON-ZERO
                             NUMBER OF      UNPAID PRINCIPAL     PRINCIPAL       PRINCIPAL       GROSS      ORIGINAL      WTD. AVG.
 NEXT RATE ADJUSTMENT DATE     LOANS            BALANCE           BALANCE         BALANCE        COUPON     COMB LTV    CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------------

 February 01, 2007               1            420,000.00           0.12         420,000.00       5.750      100.00          628
 April 01, 2007                  6           1,733,427.21          0.51         288,904.54       5.835       91.11          630
 May 01, 2007                   34           11,816,754.48         3.45         347,551.60       6.412       92.52          625
 June 01, 2007                  53           16,872,898.74         4.93         318,356.58       6.751       90.88          620
 July 01, 2007                 1,037        297,120,304.73         86.85        286,519.10       6.638       95.48          631
 June 01, 2008                   2           358,672.22            0.10         179,336.11       7.073      100.00          641
 July 01, 2008                  43          13,788,384.82          4.03         320,660.11       6.310       94.22          644
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                        1,176       342,110,442.20         100.00        290,910.24       6.618       95.08          630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-FRE1 ASSET BACKED PASS-THROUGH
CERTIFICATES

                                     CONTACT INFORMATION

---------------------------------------------------------------------------------------------
                                    BEAR STEARNS CONTACTS
---------------------------------------------------------------------------------------------

NAME:                            TELEPHONE:           E-MAIL:

Kyriacos Kyriacou                (212) 272-2507       kkyriacou@bear.com
Managing Director

Josephine Musso                  (212) 272-6033       jmusso@bear.com
Associate Director

T.J. Durkin                      (212) 272-3023       tdurkin@bear.com
Vice President

Scott Tabor                      (212) 272-5925       gtabor@bear.com
Analyst
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                BEAR STEARNS TRADING CONTACTS
---------------------------------------------------------------------------------------------

NAME:                            TELEPHONE:           E-MAIL:

Jeffrey Verschleiser             (212) 272-5451       jverschleiser@bear.com
Senior Managing Director

Scott Eichel                     (212) 272-5451       seichel@bear.com
Senior Managing Director

Carol Fuller                     (212) 272-4955       cfuller@bear.com
Senior Managing Director

Angela Ward                      (212) 272-4955       award@bear.com
Vice President
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    RATING AGENCY CONTACTS
---------------------------------------------------------------------------------------------

NAME:                            TELEPHONE:           E-MAIL:

Joe Grohotolski                  (212) 553-4619       Joseph.grohotolski@moodys.com
MOODY'S

Michael McCormick                (212) 438-1937       Michael_mccormick@standardandpoors.com
S&P
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       55